                                  CREDIT AGREEMENT


                                       between


                              FIRSTPLUS FINANCIAL, INC.,
                                     as BORROWER


                                BANK ONE, TEXAS, N.A.,
                               as ADMINISTRATIVE AGENT,

                            GUARANTY FEDERAL BANK F.S.B.,
                                     as CO-AGENT,

                                         and

                                   CERTAIN LENDERS,
                                      as LENDERS



                                     $110,000,000
                  (SUBJECT TO CERTAIN INCREASES UP TO $200,000,000)




                                   OCTOBER 17, 1996



                                        [LOGO]






                        --------------------------------------
                         PREPARED BY HAYNES AND BOONE, L.L.P.
                        --------------------------------------

                                  TABLE OF CONTENTS

SECTION 1. DEFINITIONS AND REFERENCES. . . . . . . . . . . . . . . . . . . . . . . .1
     1.1  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.2  Time References. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     1.3  Other References . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     1.4  Accounting Principles. . . . . . . . . . . . . . . . . . . . . . . . . . 13

SECTION 2. BORROWING PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 13
     2.1  Commitments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     2.2  Warehouse Borrowings . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     2.3  Swing Borrowings . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     2.4  Wet-Borrowings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     2.5  Increases and Terminations . . . . . . . . . . . . . . . . . . . . . . . 15

SECTION 3. PAYMENT TERMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     3.1  Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     3.2  Payment Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     3.3  Scheduled Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     3.4  Prepayments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     3.5  Order of Application . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     3.6  Sharing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     3.7  Interest Rates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
     3.8  Interest Periods . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     3.9  Basis Unavailable or Inadequate for Eurodollar Rate. . . . . . . . . . . 20
     3.10 Additional Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     3.11 Change in Governmental Requirements. . . . . . . . . . . . . . . . . . . 21
     3.12 Funding Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     3.13 Foreign Lenders, Participants, and Purchasers. . . . . . . . . . . . . . 22
     3.14 Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

SECTION 4. COLLATERAL PROCEDURES . . . . . . . . . . . . . . . . . . . . . . . . . 23
     4.1  Eligible Collateral. . . . . . . . . . . . . . . . . . . . . . . . . . . 23
     4.2  Borrowing Base . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
     4.3  Collateral Delivery. . . . . . . . . . . . . . . . . . . . . . . . . . . 23
     4.4  Bailee and Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
     4.5  Shipment for Sale. . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
     4.6  Shipment for Correction. . . . . . . . . . . . . . . . . . . . . . . . . 24
     4.7  Release of Collateral. . . . . . . . . . . . . . . . . . . . . . . . . . 24

SECTION 5. CONDITIONS PRECEDENT. . . . . . . . . . . . . . . . . . . . . . . . . . 24

SECTION 6. REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . . . . . . 25
     6.1  Purpose of Credit. . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
     6.2  About the Companies. . . . . . . . . . . . . . . . . . . . . . . . . . . 25
     6.3  Authorization and Contravention. . . . . . . . . . . . . . . . . . . . . 26
     6.4  Binding Effect . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
     6.5  Fiscal Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26


                                                                CREDIT AGREEMENT
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
     6.6  Current Financials . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
     6.7  Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
     6.8  Solvency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
     6.9  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
     6.10 Transactions with Affiliates . . . . . . . . . . . . . . . . . . . . . . 26
     6.11 Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
     6.12 Employee Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
     6.13 Property and Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
     6.14 Intellectual Property. . . . . . . . . . . . . . . . . . . . . . . . . . 27
     6.15 Environmental Matters. . . . . . . . . . . . . . . . . . . . . . . . . . 27
     6.16 Government Regulations . . . . . . . . . . . . . . . . . . . . . . . . . 27
     6.17 Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
     6.18 Appraisals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
     6.19 Full Disclosure. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28

SECTION 7. AFFIRMATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . 28
     7.1  Reporting Requirements . . . . . . . . . . . . . . . . . . . . . . . . . 28
     7.2  Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
     7.3  Books and Records. . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
     7.4  Inspections. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
     7.5  Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
     7.6  Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
     7.7  Maintenance of Existence, Assets, and Business . . . . . . . . . . . . . 30
     7.8  Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
     7.9  Appraisals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
     7.10 Continuity of Management . . . . . . . . . . . . . . . . . . . . . . . . 30
     7.11 INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30

SECTION 8. NEGATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . 31
     8.1  Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
     8.2  Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
     8.3  Loans, Advances, and Investments . . . . . . . . . . . . . . . . . . . . 32
     8.4  Distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     8.5  Merger or Consolidation. . . . . . . . . . . . . . . . . . . . . . . . . 33
     8.6  Liquidations and Dispositions of Assets. . . . . . . . . . . . . . . . . 33
     8.7  Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     8.8  Transactions with Affiliates.  . . . . . . . . . . . . . . . . . . . . . 34
     8.9  Employee Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     8.10 Compliance with Governmental Requirements and Documents. . . . . . . . . 34
     8.11 Government Regulations . . . . . . . . . . . . . . . . . . . . . . . . . 34
     8.12 Fiscal Year Accounting . . . . . . . . . . . . . . . . . . . . . . . . . 34
     8.13 New Businesses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     8.14 Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     8.15 Strict Compliance. . . . . . . . . . . . . . . . . . . . . . . . . . . . 34

SECTION 9. FINANCIAL COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     9.1  Net Worth. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     9.2  Leverage Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     9.3  Title I Reserves . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34


                                      (ii)                      CREDIT AGREEMENT
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

SECTION 10.  EVENTS OF DEFAULT AND REMEDIES. . . . . . . . . . . . . . . . . . . . 35
     10.1 Events of Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
     10.2 Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
     10.3 Right of Offset. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
     10.4 Waivers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
     10.5 Performance by Administrative Agent. . . . . . . . . . . . . . . . . . . 37
     10.6 No Responsibility. . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
     10.7 No Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
     10.8 Cumulative Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
     10.9 Rights of Individual Lenders . . . . . . . . . . . . . . . . . . . . . . 38
     10.10 Notice to Administrative Agent. . . . . . . . . . . . . . . . . . . . . 38
     10.11 Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38

SECTION 11. AGENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
     11.1 Authorization and Action . . . . . . . . . . . . . . . . . . . . . . . . 38
     11.2 Agent's Reliance, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . 39
     11.3 Agent and Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . 39
     11.4 Credit Decision. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
     11.5 INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
     11.6 Successor Agent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
     11.7 Inspection . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40

SECTION 12. MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
     12.1 Nonbusiness Days . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
     12.2 Communications . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
     12.3 Form and Number of Documents . . . . . . . . . . . . . . . . . . . . . . 41
     12.4 Exceptions to Covenants. . . . . . . . . . . . . . . . . . . . . . . . . 41
     12.5 Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
     12.6 Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
     12.7 Invalid Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
     12.8 Conflicts Between Loan Documents . . . . . . . . . . . . . . . . . . . . 41
     12.9 Discharge and Certain Reinstatement. . . . . . . . . . . . . . . . . . . 41
     12.10 Amendments, Consents, Conflicts, and Waivers. . . . . . . . . . . . . . 41
     12.11 Multiple Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . 42
     12.12 Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
     12.13 Participations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
     12.14 Transfers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
     12.15 VENUE, SERVICE OF PROCESS, AND JURY TRIAL . . . . . . . . . . . . . . . 44
     12.16 Limitation of Liability . . . . . . . . . . . . . . . . . . . . . . . . 44
     12.17 ENTIRE AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . 45

                                      (iii)                     CREDIT AGREEMENT
                                                                ----------------

                              SCHEDULES AND EXHIBITS


          Schedule 2     -    Lenders and Commitments
          Schedule 4.1   -    Eligibility Conditions
          Schedule 4.2   -    Borrowing-Base Calculations
          Schedule 4.3   -    Collateral Procedures
          Schedule 5     -    Closing Conditions
          Schedule 6.2   -    Companies
          Schedule 6.9   -    Litigation and Judgments


          Exhibit A-1    -    Warehouse Note
          Exhibit A-2    -    Swing Note
          Exhibit B-1    -    Security Agreement
          Exhibit B-2    -    Financing Statement
          Exhibit B-3    -    Shipping Request
          Exhibit B-4    -    Bailee Letter for Investors
          Exhibit B-5    -    Bailee Letter for Pool Custodian
          Exhibit B-6    -    Trust Receipt and Agreement
          Exhibit B-7    -    Release Request
          Exhibit C-1    -    Borrowing Request
          Exhibit C-2    -    Collateral-Delivery Notice
          Exhibit C-3    -    Borrowing-Base Report
          Exhibit C-4    -    Management Report
          Exhibit C-5    -    Compliance Certificate
          Exhibit D      -    Opinion of Counsel
          Exhibit E      -    Assignment and Assumption Agreement






                                      (iv)                      CREDIT AGREEMENT
                                                                ----------------

                                CREDIT AGREEMENT


     THIS AGREEMENT is entered into as of October 17, 1996, between FIRSTPLUS FINANCIAL, INC., a Texas corporation formerly known as Remodelers National Funding Corp. ("BORROWER"), the Lenders described below, BANK ONE, TEXAS, N.A., as Administrative Agent for Lenders, and GUARANTY FEDERAL BANK F.S.B., as Co-Agent for Lenders.

                         (see SECTION 1.1 for defined terms)

     Borrower originates, acquires, markets, and sells Equity Loans and Improvement Loans. Borrower has requested Lenders to commit to provide Borrowings to (a) finance Borrower's origination and acquisition of those loans until they are sold through securitization transactions and (b) to refinance Borrower's indebtedness under the Existing-Bank-One Credit. Borrower proposes to grant to Administrative Agent for Lenders Liens upon the Collateral. Lenders have agreed upon the terms of this agreement to provide those Borrowings up to the lesser of EITHER the total Commitments OR the Borrowing Base.

     ACCORDINGLY, for adequate and sufficient consideration, Borrower, Lenders, and Agents agree as follows:

SECTION 1. DEFINITIONS AND REFERENCES.

     1.1  DEFINITIONS.  As used in the Loan Documents:

     "ADMINISTRATIVE AGENT" means, at any time, Bank One, Texas, N.A. (or its successor appointed under SECTION 11.6), acting as administrative, collateral, managing, and syndication agent for Lenders under the Loan Documents.

     "AFFILIATE" of a Person means any other individual or entity who directly or indirectly controls, is controlled by, or is under common control with that Person. For purposes of this definition (a) "CONTROL," "CONTROLLED BY," and "UNDER COMMON CONTROL WITH" mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities or other interests, by contract, or otherwise), and (b) the Companies are "AFFILIATES" of each other.

     "AGENTS" mean, at any time, Administrative Agent and Co-Agents.

     "APPLICABLE MARGIN" means, for any day, the margin of interest over or under the Base Rate, the Fed-Funds Rate, or the Eurodollar Rate, as the case may be, as stated in the table below:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
   Applicable Margin for    Applicable Margin for    Applicable Margin for
   Base-Rate Borrowings     Fed-Funds Borrowings     Eurodollar Borrowings
-------------------------------------------------------------------------------
       minus 0.25%               plus 1.00%                plus 1.00%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

     "APPRAISAL" means, for any item of Collateral, a written statement of the market value of the real property securing it, if any.

                                                                CREDIT AGREEMENT
                                                                ----------------

     "APPRAISAL REQUIREMENT" means any Governmental Requirement that is applicable to appraisals of mortgaged-residential property in connection with transactions involving that property, including, without limitation, TITLE XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, the Federal Deposit Insurance Corporation Improvement Act of 1991, 12 C.F.R. CHAPTER I, PART 34, SUBPART C, 12 C.F.R. CHAPTER II, SUBCHAPTER A, PART 225, SUBPART G, and 12 C.F.R. CHAPTER III, SUBCHAPTER B, PART 323.

     "APPROVED INVESTOR" means any Person from time to time named on a list agreed to by Administrative Agent and Borrower -- which list Administrative Agent shall furnish to any Lender upon request -- as that list may be amended from time to time (i) by Borrower and Administrative Agent to remove or add other names as Administrative Agent and Borrower may agree, (ii) by either Administrative Agent or Required Lenders to remove any such other Person after Administrative Agent has or Required Lenders have given to Borrower notice of -- and an opportunity to discuss -- the proposed removal of that Person, or (iii) automatically -- without signing by any party -- to remove any such Person who then (A) is not Solvent, (B) fails to pay its debts generally as they become due, (C) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Law, or (D) becomes a party to or is made the subject of any proceeding provided for by any Debtor Law -- OTHER THAN as a creditor or claimant --that could suspend or otherwise adversely affect the Rights of any Company, Administrative Agent, or any Lender in connection with the transactions contemplated in the Loan Documents.

     "ASSIGNMENT" is defined in SECTION 12.14(A).

     "AVERAGE-ADJUSTED-BASE RATE" means, for any period, an annual interest rate equal to the QUOTIENT of (a) the SUM of the Base Rate PLUS OR MINUS (as the case may be) the Applicable Margin for each calendar day during that period DIVIDED BY (b) the number of days during that period.

     "AVERAGE-ADJUSTED-FED-FUNDS RATE" means, for any period, an annual interest rate equal to the QUOTIENT of (a) the SUM of the Fed-Funds Rate PLUS OR MINUS (as the case may be) the Applicable Margin for each calendar day during that period DIVIDED BY (b) the number of days during that period.

     "AVERAGE COMMITMENT" means, for any period and any Lender, the QUOTIENT of the (a) the sum of that Lender's Commitment as of the close of business for each calendar day during that period DIVIDED BY (b) the number of days during that period.

     "AVERAGE-ELIGIBLE BALANCES" means, for any period and any Lender, an amount equal to (a) the QUOTIENT of (i) the sum of that Lender's Eligible Balances as of the close of business for each calendar day (which for any day that is not a Business Day are deemed for this definition to be those balances for the preceding Business Day) during that period DIVIDED by (ii) the number of calendar days during that period MINUS (b) amounts necessary to satisfy any deposit insurance, reserve, special deposit, Tax (OTHER THAN that Lender's general corporate income or franchise Taxes), duty, or other imposition (in each case at the applicable rates) requirements applicable to that Lender for those accounts, MINUS (c) amounts required to compensate that Lender for direct processing and transaction costs and other services rendered in connection with those accounts in accordance with that Lender's system of charges for similar accounts, MINUS (d) unless otherwise paid directly to that Lender, any amounts in those accounts utilized as of that day in the calculation of interest on any other Debt payable by any Company to that Lender or any other Person.

     "AVERAGE-PRINCIPAL DEBT" means, for any period and any Lender, the QUOTIENT of (a) the sum of the Principal Debt owed to that Lender as of the close of business for each calendar day (which for any day


                                       2                        CREDIT AGREEMENT
                                                                ----------------
that is not a Business Day is deemed for this definition to be the Principal Debt as of the close of business for the preceding Business Day) during that period DIVIDED BY (b) the number of days during that period.

     "BASE RATE" means an annual interest rate equal from day to day to the floating annual interest rate established by Administrative Agent from time to time as its base-rate of interest, which may not be the lowest interest rate charged by Administrative Agent on loans similar to the Borrowings.

     "BASE-RATE BORROWING" means any Borrowing bearing interest at the Average-Adjusted-Base Rate.

     "BAILEE LETTER" means, as applicable under the circumstances, one of the letters executed and delivered by Administrative Agent in substantially the form of EXHIBIT B-4 or EXHIBIT B-5.

     "BORROWER" is defined in the preamble to this agreement.

     "BORROWING" means any amount disbursed (a) by any Lender to Borrower under the Loan Documents as an original disbursement of funds or (b) by Administrative Agent or any Lender in accordance with, and to satisfy a Company's obligations under, any Loan Document.

     "BORROWING BASE" means, at any time, the amount described on SCHEDULE
4.2 and calculated under SECTION 4.2.

     "BORROWING-BASE REPORT" means a report executed by Administrative Agent and delivered to Borrower and Lenders in substantially the form of EXHIBIT C-3.

     "BORROWING DATE" means, for any Borrowing, the date it is disbursed.

     "BORROWING EXCESS" means, at any time, the amount by which any of the limitations of SECTION 2.1 are exceeded.

     "BORROWING REQUEST" means a request executed by Borrower and delivered under SECTION 2 in substantially the form of EXHIBIT C-1.

     "BUSINESS DAY" means (a) for purposes of any Eurodollar Borrowing, a day when commercial banks are open for international business in London, England, and (b) for all other purposes, any day OTHER THAN Saturday, Sunday, and any other day that commercial banks are authorized by Governmental Requirements to be closed in Texas.

     "CALENDAR MONTH" means that portion of a calendar month that occurs at any time from the date of this agreement to the Termination Date.

     "CALENDAR QUARTER" means that portion of a calendar quarter that occurs at any time from the date of this agreement to the Termination Date.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601 ET SEQ.

     "CLOSING DATE" means the date agreed to by Borrower and Agents for the initial Borrowing, which must be a Business Day occurring no later than October 17, 1996.


                                       3                        CREDIT AGREEMENT
                                                                ----------------

     "CO-AGENT" means, at any time, Guaranty Federal Bank F.S.B. (or any of its respective successors appointed under SECTION 11.6) acting as CO-AGENT for Lenders under the Loan Documents.

     "COLLATERAL" means all COLLATERAL, as defined in the Security Agreement.

     "COLLATERAL-DELIVERY NOTICE" means a notice executed by Borrower and delivered to Administrative Agent in substantially the form of EXHIBIT C-2.

     "COLLATERAL DOCUMENTS" means the documents and other items described on
SCHEDULE 4.3 and required to be delivered to Administrative Agent under
SECTION 4.3.

     "COMMITMENT" means, at any time and for any Lender, the amounts stated beside that Lender's name on the most-recently amended SCHEDULE 2 (which amount is subject to reduction and cancellation as provided in this agreement).

     "COMMITMENT PERCENTAGE" means, for any Lender, the proportion (stated as a percentage) that its Commitment bears to the total Commitments of all Lenders.

     "COMPANIES" means (a) at any time, Borrower and each of its Subsidiaries, and (b) where appropriate in respect of any period unless otherwise provided, includes all of their operations during that period whether discontinued or not.

     "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of EXHIBIT C-5 and signed by a Responsible Officer.

     "CORRECTION PERIOD" means 15 calendar days for any Collateral Documents shipped under SECTION 4.6 for correction.

     "COVERED AMOUNT" means, for any period and any Lender, the lesser of EITHER that Lender's Average-Principal Debt OR that Lender's Average-Eligible Balances.

     "COVERED RATE" means, at any time, the Applicable Margin for Fed-Funds Borrowings.

     "CURRENT FINANCIALS" means EITHER (a) the Companies' Financials for the year ended September 30, 1995, and for the ten months ended July 31, 1996, OR
(b) at any time after the Companies' annual Financials are first delivered under SECTION 7.1, the Companies' annual Financials then most recently delivered to Administrative Agent and subsequent monthly Financials then most recently delivered to Administrative Agent.

     "DEBT," for any Person and without duplication, means (a) all obligations required by GAAP to be classified upon that Person's balance sheet as liabilities, (b) liabilities secured (or for which the holder of the liabilities has an existing Right, contingent or otherwise, to be so secured) by any Lien existing on property owned or acquired by that Person, (c) obligations that under GAAP should be capitalized for financial reporting purposes, and (d) all guaranties, endorsements, and other contingent obligations with respect to Debt of others or in respect of any Employee Plan.

     "DEBTOR LAWS" means the BANKRUPTCY CODE OF THE UNITED STATES OF AMERICA and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar Governmental Requirements affecting creditors' Rights.


                                       4                        CREDIT AGREEMENT
                                                                ----------------

     "DEFAULT RATE" means, for any day, an annual interest rate equal from day to day to the lesser of EITHER (a) the then-existing Fed-Funds Rate PLUS 5% OR (b) the Maximum Rate.

     "DISTRIBUTION" means, at any time and with respect to any shares of any capital stock or other equity securities issued by a Person, (a) the retirement, redemption, purchase, or other acquisition for value of those securities, (b) the declaration or payment of any dividend on or with respect to those securities, (c) any loan or advance by that Person to, or other investment by that Person in, the holder of any of those securities, and (d) any other payment by that Person with respect to those securities.

     "DRY BORROWING" means a Borrowing for which all of the Collateral Documents have been delivered to Administrative Agent in accordance with
SECTION 4.3.

     "ELIGIBLE BALANCES" means, for any calendar day and any Lender, the SUM (which for any day that is not a Business Day is deemed for this definition to be that sum as determined as of the close of business on the preceding Business Day) of collected balances as of the close of business on that day in all identified non-interest bearing demand deposit accounts or, at the discretion of such Lender, money market zero reserve accounts of or maintained by Borrower with that Lender.

     "ELIGIBLE-EQUITY LOAN" means, at any time, an Equity Loan for which the applicable conditions for eligibility described in SCHEDULE 4.1 are satisfied and which may under SECTION 4.1 be included in the Borrowing Base.

     "ELIGIBLE-IMPROVEMENT LOAN" means, at any time, an Improvement Loan for which the applicable conditions for eligibility described in SCHEDULE 4.1 are satisfied and which may under SECTION 4.1 be included in the Borrowing Base.

     "ELIGIBLE-PLEDGED LOANS" means, at any time, all Eligible-Equity Loans and all Eligible-Improvement Loans.

     "EMPLOYEE PLAN" means any employee-pension-benefit plan (a) covered by TITLE IV of ERISA and established or maintained by Borrower or any ERISA Affiliate (OTHER THAN a Multiemployer Plan) or (b) established or maintained by Borrower or any ERISA Affiliate, or to which Borrower or any ERISA Affiliate contributes, under the Governmental Requirements of any foreign country.

     "ENVIRONMENTAL GOVERNMENTAL REQUIREMENT" means any applicable Governmental Requirement that relates to protection of the environment or to the regulation of any Hazardous Substances, including, without limitation, CERCLA, the Hazardous Materials Transportation Act (49 U.S.C. SECTION 1801 ET SEQ.), the Resource Conservation and Recovery Act (42 U.S.C. SECTION 6901 ET SEQ.), the Clean Water Act (33 U.S.C. SECTION 1251 ET SEQ.), the Clean Air Act (42 U.S.C. SECTION 7401 ET SEQ.), the Toxic Substances Control Act (15 U.S.C. SECTION 2601 ET SEQ.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. SECTION 136 ET SEQ.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C. SECTION 11001 ET SEQ.), the Safe Drinking Water Act (42 U.S.C. SECTION 201 AND SECTION 300F ET SEQ.), the Rivers and Harbors Act (33 U.S.C. SECTION 401 ET SEQ.), the Oil Pollution Act (33 U.S.C. SECTION 2701 ET SEQ.), analogous state and local Governmental Requirements, and any analogous future enacted or adopted Governmental Requirement.

     "EQUITY LOAN" means a loan that is (a) not an acquisition, construction, improvement, non-residential or commercial loan, (b) for the obligor's debt consolidation or other lawful purposes, (c) based upon the obligor's creditworthiness, the equity in the obligor's residential-real property, or both, (d)

                                     5                         CREDIT AGREEMENT
                                                               ----------------
evidenced by a valid promissory note, and (e) secured by a mortgage, deed of trust, or trust deed that is valid and perfected and grants either a first- or second-priority Lien on that residential-real property.

     "ERISA" means the Employee Retirement Income Security Act of 1974.

     "ERISA AFFILIATE" means any Person that, for purposes of TITLE IV of ERISA, is a member of Borrower's controlled group or is under common control with Borrower within the meaning of SECTION 414 of the IRC.

     "EURODOLLAR RATE" means, for a Eurodollar Borrowing, the annual interest rate (rounded upwards, if necessary, to the nearest 0.01%) that is equal to the SUM of (a) the Applicable Margin PLUS (b) EITHER (i) the rate determined by Administrative Agent (at approximately 10:00 a.m. on the second Business Day before the applicable Interest Period) as the rate reported by TELERATE MORTGAGE SERVICES or KNIGHT-RIDDER for deposits in United States dollars in the London interbank market that are comparable in amount and maturity of that Borrowing, or (ii) if Administrative Agent cannot determine that rate, then the rate that deposits in United States dollars are offered to Administrative Agent in the amount of that Eurodollar Borrowing in the London interbank market (at approximately 11:00 a.m., London, England, time on the third Business Day before the applicable Interest Period) for deposits comparable in amount and maturity of that Borrowing.

     "EURODOLLAR BORROWING" means any Borrowing that bears interest at the Eurodollar Rate.

     "EVENT OF DEFAULT" is defined in SECTION 10.1.

     "EXISTING-BANK-ONE CREDIT" means the Credit Agreement dated as of March 17, 1995, between Borrower as BORROWER, RAC as GUARANTOR, and Bank One, Texas, N.A., as LENDER, as renewed, extended, and amended to the Closing Date.

     "EXISTING-RFC CREDIT" means the Amended and Restated Warehousing Credit, Term Loan and Security Agreement dated as of February 1, 1996, between Borrower as BORROWER, RAC as GUARANTOR, and Residential Funding Corporation as LENDER, providing up to $200,000,000 in loans to Borrower, as that agreement may be renewed, extended, and amended to the Closing Date.

     "FED-FUNDS RATE" means, for any day, the annual interest rate (rounded upwards, if necessary, to the nearest 0.01%) determined by Administrative Agent to be EITHER (a) the weighted average of the rates on overnight-federal-funds transactions with member banks of the Federal Reserve System arranged by federal-funds brokers for that day (or, if not a Business Day on the preceding Business Day) as published by the Federal Reserve Bank of New York (as published by KNIGHT-RIDDER, PAGE 73, utilizing the FED-EFFECTIVE RATE), OR (b) if not so published for any day, the average of the quotations for that day on those transactions received by Administrative Agent from three federal-funds brokers of recognized standing it may select.

     "FED-FUNDS BORROWING" means any Borrowing bearing interest at the Average-Adjusted-Fed-Funds Rate.

     "FHA" means the Federal Housing Administration within the United States Department of Housing and Urban Development.

                                     6                         CREDIT AGREEMENT
                                                               ----------------

     "FINANCIALS" of a Person means balance sheets, profit and loss statements, reconciliations of capital and surplus, and statements of cash flow prepared (a) according to GAAP (subject to year end audit adjustments with respect to interim Financials) and (b) except as stated in SECTION 1.4, in comparative form to prior year-end figures or corresponding periods of the preceding fiscal year or other relevant period, as applicable.

     "FNMA" means the Federal National Mortgage Association.

     "FUNDING ACCOUNT" means a non-interest bearing deposit account established by Borrower with Administrative Agent for the deposit of Borrowings and that is styled "FIRSTPLUS FINANCIAL, INC., FUNDING ACCOUNT" and numbered Account No. 1885162949.

     "FUNDING LOSS" means any loss, expense, or reduction in yield (but not any Applicable Margin) that any Lender reasonably incurs because (a) Borrower fails or refuses (for any reason whatsoever OTHER THAN a default by Administrative Agent or that Lender claiming that loss, expense, or reduction in yield) to take any Borrowing that it has requested under this agreement, or (b) Borrower prepays or pays any Borrowing other than on the last day of the applicable Interest Period.

     "GAAP" means generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board that are applicable from time to time.

     "GOVERNMENTAL AUTHORITY" means any (a) local, state, territorial, federal, or foreign judicial, executive, regulatory, administrative, legislative, or governmental agency, board, bureau, commission, department, or other instrumentality, (b) private arbitration board or panel, or (c) central bank.

     "GOVERNMENTAL REQUIREMENTS" means all applicable statutes, laws, treaties, ordinances, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions, and interpretations of any Governmental Authority.

     "HAZARDOUS SUBSTANCE" means any substance that is designated, defined, classified, or regulated as a hazardous waste, hazardous material, pollutant, contaminant, explosive, corrosive, flammable, infectious, carcinogenic, mutagenic, radioactive, or toxic or hazardous substance under any Environmental Governmental Requirement, including, without limitation, any hazardous substance within the meaning of SECTION 101(14) of CERCLA.

     "HEDGE CONTRACT" means, for any Person, any present or future, whether master or single, agreement, document or instrument providing for -- or constituting an agreement to enter into (a) commodity hedges in the normal course of business in accordance with prior practices of that Person before the date of this agreement for purposes of hedging material purchases, (b) foreign-currency purchases and swaps, (c) interest-rate swaps, and (d) interest-rate-hedging products.

     "HUD" means the Department of Housing and Urban Development.

     "IMPROVEMENT LOAN" means a loan that is (a) not an acquisition, construction, non-residential or commercial loan, (b) for the improvement of single- or multi-family-residential-real property, (d) evidenced by a valid promissory note, (e) either unsecured or secured by a mortgage, deed of trust, or trust deed that is valid and perfected and grants either a first- or second-priority Lien on that residential-real property, and (f) either Title-I Insured or not.

                                     7                         CREDIT AGREEMENT
                                                               ----------------

     "INTEREST PERIOD" is determined in accordance with SECTION 3.8.

     "IRC" means the Internal Revenue Code of 1986.

     "LENDER LIEN" means any present or future first-priority (or, in the case only of the Servicing Portfolio, second-priority) Lien securing the Obligation and assigned, conveyed, and granted to or created in favor of Administrative Agent for the benefit of Lenders under the Loan Documents.

     "LENDERS" means the financial institutions -- including, without limitation, Agents in respect of their share of Borrowings -- named on
SCHEDULE 2 or on the most-recently-amended SCHEDULE 2, if any, delivered by Administrative Agent under this agreement, and, subject to this agreement, their respective successors and permitted assigns (but not any Participant who is not otherwise a party to this agreement).

     "LIEN" means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement, or encumbrance of any kind and any other arrangement for a creditor's claim to be satisfied from assets or proceeds prior to the claims of other creditors or the owners (OTHER THAN title of the lessor under an operating lease).

     "LITIGATION" means any action by or before any Governmental Authority.

     "LOAN DOCUMENTS" means (a) this agreement, certificates and reports delivered under this agreement, and exhibits and schedules to this agreement,
(b) all agreements, documents, and instruments in favor of Administrative Agent or Lenders (or Administrative Agent on behalf of Lenders) ever delivered under this agreement or otherwise delivered in connection with any of the Obligation (other than Assignments), and (c) all renewals, extensions, and restatements of, and amendments and supplements to, any of the foregoing.

     "MANAGEMENT REPORT" means a report delivered by a Responsible Officer of Borrower to Administrative Agent in substantially the form of EXHIBIT C-4.

     "MARKET VALUE" means, with respect to any Pledged Loan, the market value determined by Administrative Agent, in its sole discretion, based upon information then available to it regarding quotes to Banc One Capital Corporation or other dealers for the purchase of loans that are substantially similar to that Pledged Loan.

     "MATERIAL-ADVERSE EVENT" means any circumstance or event that, individually or collectively, is reasonably expected to result (at any time before the Commitments are fully canceled or terminated and the Obligation is fully paid and performed) in any (a) material impairment of (i) the ability of Borrower to perform any of its payment or other material obligations under any Loan Document or (ii) the ability of Administrative Agent or any Lender to enforce any of those obligations or any of their respective Rights under the Loan Documents, (b) material and adverse effect on the financial condition of the Companies as a whole as represented to Lenders in the Current Financials most recently delivered before the date of this agreement,
(c) material and adverse impact on any Collateral, or (d) Event of Default or Potential Default.

     "MAXIMUM AMOUNT" and "MAXIMUM RATE" respectively mean, for a Lender, the maximum non-usurious amount and the maximum non-usurious rate of interest that, under applicable Governmental Requirement, that Lender is permitted to contract for, charge, take, reserve, or receive on the Obligation.

                                     8                         CREDIT AGREEMENT
                                                               ----------------

     "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in SECTIONS 3(37) OR 4001(A)(3) of ERISA or SECTION 414(F) of the IRC (or any similar type of plan established or regulated under the Governmental Requirements of any foreign country) to which Borrower or any ERISA Affiliate is making, or has made, or is accruing, or has accrued, an obligation to make contributions.

     "NET INCOME" of any Person means that Person's profit or loss after deducting its Tax expense.

     "NET WORTH" means, for any Person, its stockholder's equity as determined under GAAP.

     "NOTES" means the Warehouse Notes and the Swing Note.

     "OBLIGATION" means all (a) present and future indebtedness, obligations, and liabilities of Borrower to Administrative Agent or any Lender and related to any Loan Document, whether principal, interest, fees, costs, attorneys' fees, or otherwise, (b) all present and future indebtedness, obligations, and liabilities of Borrower to Administrative Agent or any Lender in respect of any Hedge Contract, (c) amounts that would become due but for operation of 11 U.S.C. SECTIONS 502 and 503 or any other provision of TITLE 11 of the United States Code, and all renewals, extensions, and modifications of any of the foregoing, and (d) pre- and post-maturity interest on any of the foregoing, including, without limitation, all post-petition interest if any Company voluntarily or involuntarily files for protection under any Debtor Law.

     "ORGANIZATIONAL DOCUMENTS" means, for any Person, the documents for its formation and organization, which, for example, for a (a) corporation are its corporate charter and bylaws, (b) for a partnership is its partnership agreement, (c) for a limited-liability company are its certificate of organization and regulations, and (d) for a trust is the trust agreement or indenture under which it is created.

     "PARTICIPANT" is defined in SECTION 12.13.

     "PBGC" means the Pension Benefit Guaranty Corporation.

     "PERMITTED DEBT" is defined in SECTION 8.1.

     "PERMITTED LIENS" is defined in SECTION 8.2.

     "PERMITTED LOANS/INVESTMENTS" is defined in SECTION 8.3.

     "PERSON" means any individual, entity, or Governmental Authority.

     "PLEDGED LOAN" means an Equity Loan or an Improvement Loan, the Collateral Documents for which have been pledged to Administrative Agent for Lenders under the Loan Documents.

     "POTENTIAL DEFAULT" means any event's occurrence or any circumstance's existence that would -- upon any required notice, time lapse, or both -- become an Event of Default.

     "PRINCIPAL DEBT" means, at any time, the outstanding principal balance of all Borrowings.

     "PURCHASER" is defined in SECTION 12.14.

     "RAC" means RAC Financial Group, Inc., a Nevada corporation formerly known as Remodelers Acceptance Corporation, which owns all of the issued and outstanding capital stock of Borrower.

                                     9                         CREDIT AGREEMENT
                                                               ----------------

     "REGULATION U" means REGULATION U promulgated by the Board of Governors of the Federal Reserve System, 12 C.F.R. PART 221.

     "RELEASE REQUEST" means a Release Request executed and delivered by Borrower to Administrative Agent in substantially the form of EXHIBIT B-7.

     "REPRESENTATIVES" means representatives, officers, directors, employees, attorneys, and agents.

     "REQUIRED LENDERS" means (a) at any time that there are no more than two Lenders, any combination of Lenders whose (i) Termination Percentages total at least 100% at any time on or after the Termination Date, or (b) Commitment Percentages total at least 100% at all other times and (b) at any time that there are more than two Lenders, any combination of Lenders whose (i) Termination Percentages total at least 66 2/3% at any time on or after the Termination Date, or (ii) Commitment Percentages total at least 66 2/3% at all other times.

     "RESPONSIBLE OFFICER" means (a) the chairman, president, chief executive officer, any vice president, or chief financial officer of Borrower to the extent that such officer's name, title, and signature have been certified to Administrative Agent by the secretary or an assistant secretary of Borrower or (b) any other officer designated as a "RESPONSIBLE OFFICER" in writing to Administrative Agent by any officer in CLAUSE (a) preceding at any time on or before the Closing Date.

     "RIGHTS" means rights, remedies, powers, privileges, and benefits.

     "SECURITY AGREEMENT" means the Security Agreement in substantially the form of EXHIBIT B-1.

     "SERVICING CONTRACT" means at any time, any present or future written agreement between an investor and Borrower acting as a SERVICER -- or MASTER SERVICER in the case of a sub-servicing arrangement -- providing for Borrower to service mortgage loans or mortgage pools, as that agreement may be supplemented by applicable manuals, guides, and laws.

     "SERVICING PORTFOLIO" means, at any time, the total unpaid principal amount of loans serviced by Borrower for a fee OTHER THAN under a subservicing agreement or a master servicing agreement.

     "SERVICING RIGHTS" means -- for Borrower and at any time -- all present and future rights as SERVICER or MASTER SERVICER under Servicing Contracts, including, but not limited to, all rights to receive money in respect of any claim by Borrower for its unreimbursed advances of principal and interest, taxes and insurance, or foreclosure payments, and all other compensation, payments, reimbursements, termination and other fees, and proceeds of any disposition of those rights.

     "SETTLEMENT ACCOUNT" means a non-interest bearing deposit account established by Borrower with Administrative Agent for the deposit of the proceeds of securitizations of Pledged Loans and the deposit of payments on the Obligation and that is styled "FIRSTPLUS FINANCIAL, INC., SETTLEMENT ACCOUNT" and numbered Account No. 1892349570.

     "SHIPPING PERIOD" means 21 calendar days for the Collateral Documents for any Pledged Loan shipped to or for an investor under SECTION 4.5.

     "SHIPPING REQUEST" means a Shipping Request executed and delivered by Borrower to Administrative Agent in substantially the form of EXHIBIT B-3.

                                    10                         CREDIT AGREEMENT
                                                               ----------------

     "SOLVENT" means, as to any Person, that (a) the aggregate fair market value of its assets exceeds its liabilities, (b) it has sufficient cash flow to enable it to pay its Debts as they mature, and (c) it does not have unreasonably small capital to conduct its businesses.

     "STATED-TERMINATION DATE" means October 16, 1997.

     "SUBSIDIARY" of any Person means any entity of which more than 50% (in number of votes) of the stock (or equivalent interests) is owned of record or beneficially, directly or indirectly, by that Person. Unless otherwise specified or the context otherwise requires, "SUBSIDIARY" refers to a Subsidiary of Borrower.

     "SUBORDINATED DEBT," at any time, means (a) up to $7,000,050 outstanding with respect to an issue of senior subordinated notes due March 31, 2000, issued by Borrower and certain Affiliates of Borrower (with no more than $1,350,000 constituting Debt on Borrower's balance sheet with respect to such Subordinated Debt) to Banc One Capital Partners II, Limited Partnership, Banc One Capital Partners V, Ltd., and Farm Bureau Life Insurance Company (the "EXISTING-SUBORDINATED DEBT"), (b) Debt, whether to repurchase or redeem any existing-Subordinated Debt, SO LONG AS that Debt (i) is subject to subordination, payment blockage, and standstill provisions at least as favorable to Lenders as applicable to the existing-Subordinated Debt under this agreement or otherwise, (ii) is subject to representations, covenants, events of default, and other provision not significantly more onerous to Borrower than the existing-Subordinated Debt, (iii) does not have any scheduled or mandatory principal or sinking fund payment due before the Stated-Termination Date, and (iv) is upon terms and conditions otherwise reasonably acceptable to Required Lenders and (c) other Debt in which any Company is the debtor that is acceptable to Administrative Agent in its sole discretion.

     "SWING BORROWING" means a Borrowing that is advanced to Borrower by Swing Lender under SECTION 2.3.

     "SWING LENDER" means Bank One, Texas, N.A., in its individual capacity and not as Administrative Agent.

     "SWING-LENDER'S REQUEST" is defined in SECTION 2.2(b).

     "SWING NOTE" means a promissory note executed and delivered by Borrower, payable to Swing Lender's order, in the stated principal amount of $50,000,000, and substantially in the form of EXHIBIT A-2.

     "SWING SUBLIMIT" means, at any time, $15,000,000.

     "TAXES" means, for any Person, taxes, assessments, or other governmental charges or levies imposed upon it, its income, or any of its properties, franchises, or assets.

     "TERMINATION DATE" means the earlier of EITHER (a) the Stated-Termination Date, OR (b) the date that Lenders' commitments under this agreement are fully cancelled or terminated.

     "TERMINATION PERCENTAGE" means -- at any time for any Lender -- the proportion (stated as a percentage) that its Principal Debt bears to the total Principal Debt.

                                    11                         CREDIT AGREEMENT
                                                               ----------------

     "TITLE-I INSURED" means, in reference to an Improvement Loan, that it is validly covered by the credit insurance provided by FHA pursuant to the Title I Program.

     "TITLE I PROGRAM" means the credit insurance program authorized pursuant to TITLE I of the National Housing Act of 1934.

     "TRUST RECEIPT" means a Trust Receipt and Agreement executed and delivered by Borrower to Administrative Agent in substantially the form of EXHIBIT B-6.

     "UCC" means the UNIFORM COMMERCIAL CODE as enacted in Texas or other applicable jurisdictions.

     "UNCOVERED AMOUNT" means, for any period, the SUM of the Average-Principal Debt MINUS the Covered Amount.

     "UNSECURED SUBLIMIT" means, at any time, 5% of the total Commitments.

     "WAREHOUSE BORROWING" means a Borrowing that is advanced to Borrower by Lenders in accordance with their Commitment Percentages under SECTION 2.2.

     "WAREHOUSE NOTES" means a promissory note executed and delivered by Borrower, payable to a Lender's order, in the stated principal amount of its Commitment, and substantially in the form of EXHIBIT A-1.

     "WET BORROWING" means a Borrowing for which all of the Collateral Documents have not been delivered to Administrative Agent in accordance with
SECTION 4.3.

     "WET PERIOD" means seven Business Days for the Collateral Documents for any Mortgage Loan that supports a Wet Borrowing.

     "WET SUBLIMIT" means, at any time, a percentage of the total
Commitments, which percentage is (a) 25% for the first five and last five Business Days of each Calendar Month, and (b) 20% at all other times.

     "WIRE INSTRUCTIONS" mean, for any Person, the information for wire transfers of funds to that Person, which (until changed by written notice to all other parties to this agreement) are stated for (a) Borrower beside its name on the signature page below, and (b) Administrative Agent and each Lender, beside its name on SCHEDULE 2.

     1.2  TIME REFERENCES.  Unless otherwise specified, in the Loan Documents
(a) time references (E.G., 10:00 a.m.) are to time in Dallas, Texas, and (b) in calculating a period from one date to another, the word "FROM" means "FROM AND INCLUDING" and the word "TO" or "UNTIL" means "TO BUT EXCLUDING."

     1.3 OTHER REFERENCES. Unless otherwise specified, in the Loan Documents (a) where appropriate, the singular includes the plural and VICE VERSA, and words of any gender include each other gender, (b) heading and caption references may not be construed in interpreting provisions, (c) monetary references are to currency of the United States of America, (d) section, paragraph, annex, schedule, exhibit, and similar references are to the particular Loan Document in which they are used, (e) references to "TELECOPY," "TELEFAX," "FACSIMILE," "FAX," or similar terms are to facsimile or telecopy transmissions, (f) references to "INCLUDING" mean including without limiting the generality of any description preceding

                                    12                         CREDIT AGREEMENT
                                                               ----------------
that word, (g) the rule of construction that references to general items that follow references to specific items as being limited to the same type or character of those specific items is not applicable in the Loan Documents,
(h) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns, (i) references to any Governmental Requirement include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it, and (j) references to any Loan Document or other document include every renewal and extension of it, amendment and supplement to it, and replacement or substitution for it.

     1.4 ACCOUNTING PRINCIPLES. Unless otherwise specified, in the Loan Documents (a) GAAP in effect on the date of this agreement determines all accounting and financial terms and compliance with financial covenants, (b) otherwise, all accounting principles applied in a current period must be comparable in all material respects to those applied during the preceding comparable period, and (c) while Borrower has any consolidated Subsidiaries
(i) all accounting and financial terms and compliance with reporting covenants must be on a consolidating and consolidated basis, as applicable and (ii) compliance with financial covenants must be on a consolidated basis.

SECTION 2.     BORROWING PROVISIONS.

     2.1 COMMITMENTS. Subject to the limitations below and other provisions of the Loan Documents and on Business Days before the Termination Date, each Lender severally agrees to provide its Commitment Percentage of Warehouse Borrowings and Swing Lender agrees to provide Swing Borrowings SO LONG AS, in each case, no Borrowing may be disbursed that would cause any of the following applicable limitations to be exceeded, which limitations must be read together and are not mutually exclusive:

     - The total Principal Debt may never EXCEED the lesser of EITHER the Borrowing Base OR the total Commitments.

     - No more than the Unsecured Sublimit may be included in the Borrowing Base for Pledged-Loans that are not secured by valid and perfected liens on residential-real estate.

     - The total Principal Debt of Wet Borrowings may never EXCEED the Wet Sublimit.

     - The Principal Debt of all Swing Borrowings may never EXCEED the Swing Sublimit.

Each disbursement of a Warehouse Borrowing (other than under a Swing-Lender's Request, for which there is no minimum) must be at least $2,000,000 and if a Swing Borrowing must be at least $50,000.

     2.2 WAREHOUSE BORROWINGS. The following conditions and procedures apply to Warehouse Borrowings.

          (a) BORROWING REQUEST. Borrower may only request a Warehouse Borrowing by timely delivering to Administrative Agent a Collateral-Delivery Notice and required Collateral Documents under SECTION
     4.3 and by delivering to Administrative Agent a Borrowing Request for the Borrowing before 11:00 a.m. on the Borrowing Date for it for a Fed-Funds Borrowing or Base-Rate Borrowing or on the third Business Day before the Borrowing Date for a Eurodollar Borrowing. A Borrowing
     Request is irrevocable and binding on Borrower when delivered. Administrative Agent shall use its best efforts to promptly (but at least by 1:00 p.m. on the day it timely receives a Borrowing Request) send a copy of it to each Lender by fax and confirm it by telephone.

                                    13                         CREDIT AGREEMENT
                                                               ----------------

          (b) SWING-LENDER'S REQUEST. On any Business Day when there is any Principal Debt of Swing Borrowings, Swing Lender may -- and on each
     Friday (or, if not a Business Day, the immediately preceding Business Day) when there is any Principal Debt of Swing Borrowings, Swing Lender shall (without any liability for failing to) -- unilaterally request a Warehouse Borrowing under this SECTION 2.2, to be made on that day in the amount of that Principal Debt. Swing Lender shall fax that request (a "SWING-LENDER'S REQUEST") to Administrative Agent (unless they are the same party) and to each Lender by at least 1:00 p.m. on the Borrowing Date for the requested Warehouse Borrowing. When so made, a Swing-Lender's Request irrevocably binds Borrower without its joinder in it.

          (c)  REMITTANCE BY LENDERS.  Each Lender shall remit to
     Administrative Agent that Lender's Commitment Percentage of (i) any Borrowing requested in any Borrowing Request and (ii) regardless of whether an Event of Default or Potential Default exists at that time (UNLESS
     Swing Lender had actual knowledge of it when the related Swing Borrowing was made), any Borrowing requested in a Swing-Lender's Request. That remittance must be made to Administrative Agent's principal office in Dallas, Texas, by wire transfer according to Administrative Agent's Wire Instructions, in funds that are available for immediate use by Administrative Agent by 2:00 p.m. on the applicable Borrowing Date.

          (d) FUNDING BY ADMINISTRATIVE AGENT. Subject to receipt of funds remitted under CLAUSE (c) above, Administrative Agent shall (i) for a Borrowing under a Swing-Lender's Request, treat (or, if Swing Lender is a different Lender, remit those funds to Swing Lender for Swing Lender to treat) those funds as a payment on the Principal Debt of Swing Borrowings, and (ii) for any other Borrowing (unless to its actual knowledge any of the applicable conditions precedent have not been satisfied by Borrower or waived by all Lenders) by 3:00 p.m. on the Borrowing Date, deposit those funds into the Funding Account for a Dry Borrowing OR wire transfer those funds in accordance with the Borrowing Request for a Wet Borrowing.

          (e) NON-REMITTANCE. Absent contrary written notice from a Lender received by Administrative Agent by 2:00 p.m. on the Borrowing Date, Administrative Agent may assume that each Lender has made its Commitment Percentage of a Borrowing under a Borrowing Request or a Swing-Lender's Request available to Administrative Agent on the Borrowing Date and may (but is not obligated to) make available to Borrower or to Swing-Lender, as the case may be, a corresponding amount. If a Lender fails to make its Commitment Percentage of that Borrowing available to Administrative
     Agent on the Borrowing Date -- whether because of that Lender's default, because that Lender is not open for business on that Business Day, or otherwise -- then Administrative Agent may recover that amount on demand
     (i) from that Lender, together with interest at the Fed-Funds Rate during the period from the Borrowing Date to the date Administrative Agent recovers that amount from that Lender which (payment is then deemed to be that Lender's Commitment Percentage of that Borrowing) or (ii) if that Lender fails to pay that amount upon demand, then EITHER (A) in respect of a Warehouse Borrowing, from Borrower, together with interest at an annual interest rate equal to the rate applicable to the requested Borrowing during the period from the Borrowing Date to the date Administrative Agent recovers that amount from Borrower, OR (B) in respect of a Swing Borrowing, from Swing Lender, together with interest at the Fed-Funds Rate during the period from the Borrowing Date to the date Administrative Agent recovers that amount from Swing Lender. Notwithstanding these provisions, each Lender remains obligated to lend its Commitment Percentage of that Borrowing, assumes the credit risk for that amount when the Borrowing is made available to or for Borrower, and (after

                                    14                         CREDIT AGREEMENT
                                                               ----------------

     Administrative Agent has recovered the amount of interest provided for in CLAUSE (i) above) is entitled to interest on that amount from the Borrowing Date.

          (f) OTHER LENDERS. Although no Lender is responsible for the failure of any other Lender to make its Commitment Percentage of any Borrowing, that failure does not excuse any other Lender from making its Commitment Percentage of that Borrowing.

     2.3 SWING BORROWINGS. The conditions and procedures of SECTION 2.2 apply to Swing Borrowings except as follows: The Borrowing Request for a Swing Borrowing must be delivered to Administrative Agent and, if they are not the same, Swing Lender by 2:30 p.m. on the Borrowing Date. Unless to its actual knowledge any of the applicable conditions precedent have not been satisfied by Borrower or waived by all Lenders or in its sole judgment it is reasonable to anticipate that each Lender will provide a Borrowing under a Swing-Lender's Request in respect of that Swing Borrowing, then Swing Lender shall by 3:00 p.m. on the Borrowing Date EITHER (or, if they are not the same entity, remit those funds to Administrative Agent who shall upon receipt of them shall EITHER) deposit those funds into the Funding Account for a Dry Borrowing OR wire transfer those funds in accordance with the Borrowing Request for a Wet Borrowing. Immediately upon Swing Lender's demand, Swing Lender is deemed to have sold and transferred to each other Lender (and each other Lender is deemed irrevocably and unconditionally to have purchased and received from Swing Lender) and shall pay Swing Lender for an undivided interest and participation in each Swing Borrowing to the extent of that Lender's Commitment Percentage, all without representation or warranty by, or recourse on, Swing Lender.

     2.4  WET-BORROWINGS.  The conditions and procedures of SECTIONS 2.2 and
2.3 apply to Wet Borrowings except as follows: A Wet Borrowing may be funded before delivery to Administrative Agent of all of the required Collateral Documents for the Pledged Loans supporting that Wet Borrowing. The Collateral-Delivery Notice delivered to Administrative Agent for a Wet Borrowing may be sent to Administrative Agent by fax but must identify and describe each Pledged Loan that supports that Wet Borrowing and the amount of the Borrowing Base applicable to it. By delivering the Collateral-Delivery Notice, Borrower confirms the grant and conveyance of Lender Liens (from the Borrowing Date for each Wet Borrowing) on each Collateral Document offered as Collateral in that Collateral-Delivery Notice that is perfected subject to the delivery of the related promissory notes for those Pledged Loans to Administrative Agent or its bailee.

     2.5  INCREASES AND TERMINATIONS.

          (a) INCREASES UP TO $200,000,000. Borrower may from time to time request any one or more Lenders to increase their respective Commitments (or other financial institutions first approved by Administrative Agent to agree to a Commitment) so that the total Commitments may be increased to no more than $200,000,000. That increase must be effected by an amendment to this agreement under SECTION 12.10 that is executed by Borrower, Administrative Agent, and the one or more Lenders who have agreed to increase their Commitments or new Lenders who have agreed to new Commitments. Borrower shall execute and deliver to each such Lender a Warehouse Note in the stated amount of its new Commitment. No Lender is obligated to increase its Commitment under any circumstances, and no Lender's Commitment may be increased except by its execution of an amendment to this agreement under SECTION 12.10.

          (b) INCREASES OVER $200,000,000. The total Commitments may not be increased to more than $200,000,000 except by an amendment executed by Borrower, all Agents, and all Lenders under SECTION 12.10.

                                    15                         CREDIT AGREEMENT
                                                               ----------------

          (c) TERMINATION OF A LENDER. If no Event of Default or Potential Default exists and if a Lender declines to execute or consent to any waiver or amendment (other than any amendment that would increase that Lender's Commitment) requested by Borrower in respect of any Loan Document, then, after giving written and irrevocable notice to Administrative Agent, that Lender, and each other Lender at least three Business Days before the effective date of the termination, Borrower may fully terminate that Lender's Commitment by executing an amendment under SECTION 12.10. A termination under this CLAUSE (C) requires (i) no full or partial termination of any other Lender's Commitment, (ii) a mandatory prepayment under SECTION 3.4 on the effective date of the termination, (iii) payment of any related Funding Loss to the terminated Lender, and (iv) no other premium or penalty.

          (d) TERMINATIONS OF ALL LENDERS. After giving written and irrevocable notice to Administrative Agent and each Lender at least three Business Days before the effective date of any termination, Borrower may fully or partially terminate the Commitments. A termination under this CLAUSE (D) (i) if partial, (A) must be at least $10,000,000 and an integral of $5,000,000, (B) must be ratable for each Lender according to its Commitment Percentage, (C) requires a mandatory prepayment under
     SECTION 3.4(A)(II) on the effective date of termination and payment of any related Funding Loss, and (D) requires no other premium or penalty, or
     (ii) if full, requires (A) a mandatory prepayment under SECTION 3.4 on the effective date of the termination, (B) payment of any related Funding Loss, and (C) no other premium or penalty.

          (e) TERMINATION DATE. The total Commitments and Swing-Lender's agreement to provide Swing Borrowings all automatically terminate on the Termination Date.

          (f) REINSTATEMENT. Once terminated, no part of any commitment or agreement to extend credit under this agreement may be reinstated except by an amendment to this agreement under SECTION 12.10.

SECTION 3.  PAYMENT TERMS.

     3.1 NOTES. The Principal Debt and interest on it are evidenced by the Notes. Notwithstanding any sale of participating interests under SECTION 12.13 or any contrary notice, Borrower and Administrative Agent may deem and treat each Lender as the absolute owner of its respective Note for all purposes.

     3.2  PAYMENT PROCEDURES.

          (a) PAYMENTS. Borrower shall make each payment and prepayment on the Obligation to Administrative Agent, on behalf of Lenders, in accordance with Agent's Wire Instructions in funds that are available for immediate use by Administrative Agent. Payments that are received by 12:00 noon on a Business Day are deemed received on that Business Day. Payments that are received after 12:00 noon on a Business Day are deemed received on the next Business Day. Subject to SECTION 3.7(F), applicable interest continues to accrue through the calendar day immediately before the Business Day on which the payment is deemed received. No Lender directly invoices Borrower for (and only Administrative Agent invoices Borrower for) interest under the Loan Documents.

          (b) DISTRIBUTIONS. When received under CLAUSE (A) above, Administrative Agent shall distribute each payment to each Lender (in accordance with SECTION 3.5 and each Lender's Wire Instructions) reasonably promptly after receipt but by no later than 2:00 p.m. on the Business Day


                                     16                        CREDIT AGREEMENT
                                                               ----------------
     the payment is deemed to be received by Administrative Agent under CLAUSE
     (A) above. If Administrative Agent fails to distribute any payment to any Lender as required by this clause, then Administrative Agent shall pay to that Lender on demand interest on that payment, from the date due under this clause until paid, at an annual interest rate equal from day to day to the Fed-Funds Rate.

     3.3 SCHEDULED PAYMENTS. Unless otherwise provided in this agreement, Borrower shall pay the Obligation in accordance with the following table:

-------------------------------------------------------------------------------------------------------------------------
                        OBLIGATION                                                           PAYABLE
-------------------------------------------------------------------------------------------------------------------------
Interest on each Eurodollar Borrowing except at the Default Rate    As it accrues on (a) the last day of that Borrowing's
                                                                    Interest Period and (b) on the Termination Date.
-------------------------------------------------------------------------------------------------------------------------

Interest on each other Borrowing except at the Default Rate         On (a) the 15th day of each Calendar Month as it
                                                                    accrued on the last day of the preceding Calendar
                                                                    Month and (b) on the Termination Date.
-------------------------------------------------------------------------------------------------------------------------

Interest at the Default Rate                                        On demand as it accrues.
-------------------------------------------------------------------------------------------------------------------------

Principal Debt of Swing Borrowings                                  On demand.
-------------------------------------------------------------------------------------------------------------------------

Principal Debt of all other Borrowings                              On the Termination Date.
-------------------------------------------------------------------------------------------------------------------------

     3.4  PREPAYMENTS.

          (a) COMMITMENT TERMINATION. On the effective date of any (i) termination of a Lender's Commitment under SECTION 2.5(C), Borrower shall pay to Administrative Agent for that Lender the Obligation (including any applicable Funding Loss) owed to that Lender, (ii) partial termination of the Commitments under SECTION 2.5(D), Borrower shall pay to Administrative Agent for Lenders the amount that the Principal Debt exceeds the reduced total Commitments (together with any applicable Funding Loss), and (iii) full termination of the Commitments under SECTION 2.5(D), Borrower shall prepay the full Obligation (including any applicable Funding Loss).

          (b) BORROWING EXCESS. Borrower shall, on demand when any Borrowing Excess exists, prepay the appropriate Principal Debt (together with any applicable Funding Loss) or take any other actions in accordance with this agreement necessary to eliminate the Borrowing Excess.

          (c)  VOLUNTARY PREPAYMENTS.   Borrower may otherwise voluntarily
     prepay any of the Obligation at any time without premium or penalty but with any applicable Funding Loss.

     3.5 ORDER OF APPLICATION. All payments and proceeds (whether voluntary, involuntary, through the exercise of any Right of set-off or other Right, realization against any Collateral, or otherwise) shall be applied in the following order:

          (a) NO EVENT OF DEFAULT. While no Event of Default exists, in the order and manner as Borrower directs, payable ratably to Lenders in accordance with their Commitment Percentages, EXCEPT that any payments and proceeds must first be applied against Swing Borrowings.



                                     17                        CREDIT AGREEMENT
                                                               ----------------

          (b) EVENT OF DEFAULT OR NO DIRECTION. While an Event of Default exists or if Borrower fails to give any direction, in the following order and manner:

                 (i) All costs and expenses incurred by Administrative Agent in connection with its duties under the Loan Documents -- including, without limitation, fees and expenses paid by Administrative Agent to any servicing companies retained by Administrative Agent to assist it in servicing any Collateral required to be serviced, to any attorneys, or to any agents (that have not been reimbursed by Lenders), together with interest at the Default Rate, payable solely to Administrative Agent.

                (ii) All costs and expenses incurred by any Lender in connection with the Loan Documents that are reimbursable to it under the Loan Documents and all amounts paid by that Lender to Administrative Agent as a reimbursement to it of costs and expenses incurred by Administrative Agent in connection with its duties under the Loan Documents, together with interest at the Default Rate, payable ratably to Lenders in the proportion that each Lender's share of those costs and expenses bears to the total of those costs and expenses for all Lenders.

               (iii) Accrued and unpaid interest on the Obligation, payable ratably to Lenders in the proportion that the amount of interest owed to each Lender bears to the total of all interest owed to all Lenders.

                (iv) Principal Debt of Swing Borrowings, payable to Swing Lender, which Swing Lender shall distribute ratably to those Lenders, if any, who have purchased and paid for any participations in that Principal Debt under SECTION 2.3.

               (v) Principal Debt of Warehouse Borrowings, payable ratably to each Lender in accordance with its Termination Percentage.

               (vi) All other portions of the Obligation, payable ratably to Lenders in the proportion that each Lender's share of those amounts bears to the total of those amounts for all Lenders.

               (vii) Either (A) to Borrower or to its successors or assigns on behalf of Borrower, to be divided between them as they may agree, or (B) as a court of competent jurisdiction may direct.

     3.6 SHARING. If any Lender obtains any amount (whether voluntary, involuntary, or otherwise, including, without limitation, as a result of exercising its Rights under SECTION 10.3) that exceeds the portion of that amount it is otherwise entitled under the Loan Documents to receive, then that Lender shall purchase from the other Lenders participations that result in the purchasing Lender's sharing the excess amount ratably with each Lender in accordance with the portion it is entitled to receive under the Loan Documents. If all or any of that excess amount is subsequently recovered from that purchasing Lender, then the purchase of participations in it is automatically rescinded and the purchase price restored to that purchasing Lender to the extent of the recovery. Any Lender purchasing a participation from another Lender under this section may, to the extent lawful, exercise all of its Rights of payment (including the Right of offset) with respect to that participation as fully as if that Lender were the direct creditor of Borrower in the amount of that participation.



                                     18                        CREDIT AGREEMENT
                                                               ----------------

     3.7  INTEREST RATES.

          (a) NON-DEFAULT RATE. Subject to CLAUSE (B) below, all Principal Debt bears an annual interest rate equal to the lesser of EITHER (i) the Maximum Rate OR (ii) for each Calendar Month (A) the Covered Rate for the Covered Amount of all Borrowings for that Calendar Month, (B) the Average-Adjusted-Base Rate for the Uncovered Amount of Base-Rate Borrowings for that Calendar Month, (C) the Average-Adjusted-Fed-Funds Rate for the Uncovered Amount of Fed-Funds Borrowings for that Calendar Month, and
     (D) the Eurodollar Rate for the Uncovered Amount of all Eurodollar Borrowings for that Calendar Month.

          (b) DEFAULT RATE. All past-due Principal Debt and past-due interest on it bears interest at the Default Rate from the date due (stated or by acceleration) until paid, whether or not payment is before or after entry of a judgment.

          (c) RATE CHANGES. Each change in the Base Rate, Fed-Funds Rate, Eurodollar Rate, and the Maximum Rate is effective upon the effective date of change without notice to Borrower or any other Person.

          (d) CALCULATIONS. Interest is calculated on the basis of actual days (including the first but excluding the last) over a 360-day year, unless the calculation would result in an interest rate greater than the Maximum Rate, in which event interest is calculated on the basis of the actual days in that year. All interest rate determinations and calculations by Administrative Agent are conclusive and binding absent manifest error.

          (e) RECAPTURE. If the designated interest rate applicable to any Borrowing exceeds the Maximum Rate, then the interest rate on that Borrowing is limited to the Maximum Rate. However, any subsequent reductions in the designated rate shall not become effective until the total amount of accrued interest equals the amount of interest that would have accrued if that designated rate had always been in effect. If at maturity (stated or by acceleration), or at final payment of the Notes, the total interest paid or accrued is less than the interest that would have accrued if the designated rates had always been in effect, then, at that time and to the extent permitted by Governmental Requirements, Borrower shall pay an amount equal to the DIFFERENCE of (i) the lesser of EITHER the amount of interest that would have accrued if the designated rates had always been in effect OR the amount of interest that would have accrued if the Maximum Rate had always been in effect, MINUS (ii) the amount of interest actually paid or accrued on the Notes.

          (f) MAXIMUM RATE. Regardless of any Loan Document provision, no Lender is entitled to contract for, charge, take, reserve, receive, or apply, as interest on all or any of the Obligation any amount in excess of the Maximum Rate. If a Lender ever does so, then any excess is treated as a partial prepayment of principal, and any remaining excess shall be refunded to Borrower, as the case may be. In determining if the interest paid or payable exceeds the Maximum Rate, Borrower and Lenders shall, to the extent lawful (i) treat all Borrowings as but a single extension of credit, (ii) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (iii) exclude voluntary prepayments and their effects, and (iv) amortize, prorate, allocate, and spread the total amount of interest throughout the full-contemplated term of the Obligation. However, if the Obligation is paid in full before the end of that full-contemplated term and the interest received for the Obligation's actual period of existence exceeds the Maximum Amount, then Lenders shall refund any excess without being subject to any penalties provided by any Governmental Requirements. If Texas laws are applicable for purposes of determining the


                                     19                        CREDIT AGREEMENT
                                                               ----------------

     "MAXIMUM RATE" or the "MAXIMUM AMOUNT," then those terms mean the "INDICATED RATE CEILING" from time to time in effect under ARTICLE 1.04, TITLE 79, Texas Revised Civil Statutes. CHAPTER 15, SUBTITLE 79, Texas Revised Civil Statutes, (which regulates certain revolving credit loan accounts and revolving triparty accounts) does not apply to the Obligation.

     3.8 INTEREST PERIODS. When Borrower request any Eurodollar Borrowing, it may elect the applicable interest period (each an "INTEREST PERIOD"), which may be either 30, 60 or 90 days, at its option, subject to the following conditions: (a) The initial Interest Period commences on the applicable Borrowing Date and each subsequent applicable Interest Period commences on the day when the next preceding applicable Interest Period expires; (b) if any Interest Period begins on a day for which no numerically corresponding Business Day in the Calendar Month at the end of the Interest Period exists, then the Interest Period ends on the last Business Day of that Calendar Month;
(c) if an Interest Period would otherwise not end on a Business Day, it shall end on the immediately preceding Business Day; (d) no Interest Period for any portion of the Obligation may extend beyond the scheduled repayment date for that portion of the Obligation; and (e) no more than seven Interest Periods may be in effect at any time.

     3.9 BASIS UNAVAILABLE OR INADEQUATE FOR EURODOLLAR RATE. If, on or before any date when a Eurodollar Rate is to be determined for a Borrowing, Administrative Agent or any Lender (upon notice to Administrative Agent) determines that the basis for determining the applicable rate is not available or that the resulting rate does not accurately reflect the cost to Lenders of making or converting Borrowings at that rate for the applicable Interest Period, then Administrative Agent shall promptly notify Borrower of that determination (which is conclusive and binding on Borrower, absent manifest error) and that Borrowing shall be a Fed-Funds Borrowing. Until Administrative Agent notifies Borrower that it or the notifying Lender (upon notice to Administrative Agent) has determined that those circumstances no longer exist (which it shall promptly do), then Lenders' commitments under this agreement to make Eurodollar Borrowings are suspended.

     3.10 ADDITIONAL COSTS. This section survives the full satisfaction of the Obligation, termination of the Loan Documents, and release of Lender Liens.

          (a) For any Eurodollar Borrowing, if (i) (A) any change after the date of this agreement in any present Governmental Requirement (and, for purposes of this SECTION 3.10, Governmental Requirement includes interpretations and guidelines of any Governmental Authority, whether or not having the force of law) or any future Governmental Requirement imposes, modifies, or deems applicable (or if compliance by any Lender with any requirement of any Governmental Authority results in) any requirement that any reserves (including, without limitation, any marginal, emergency, supplemental, or special reserves) be maintained, (B) those reserves reduce any sums receivable by that Lender under this agreement or increase the costs incurred by that Lender in advancing or maintaining any portion of any Eurodollar Borrowing, and (C) that Lender determines that the reduction or increase is material (and it may, in determining the material nature of the reduction or increase, utilize reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method), then (ii) that Lender (through Administrative Agent) shall deliver to Borrower a certificate stating in reasonable detail the calculation of the amount necessary to compensate it for its reduction or increase (which certificate is conclusive and binding absent manifest error), and Borrower shall pay that amount to that Lender within ten days after demand.

          (b) For any Borrowing, if (i) (A) any change after the date of this agreement in any present or future Governmental Requirement regarding capital adequacy or compliance by any


                                     20                        CREDIT AGREEMENT
                                                               ----------------

     Lender with any request, directive, or requirement now or in the future imposed by any Governmental Authority regarding capital adequacy or any change in the risk category of this transaction reduces the rate of return on its capital as a consequence of its obligations under this agreement to a level below that which it otherwise could have achieved (taking into consideration its policies with respect to capital adequacy) by an amount deemed by it to be material (and it may, in determining the material nature of the reduction, utilize reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method), then (ii) that Lender (through Administrative Agent) shall deliver to Borrower a certificate stating in reasonable detail the calculation of the amount necessary to compensate it for its reduction (which certificate is conclusive and binding absent manifest error), and Borrower shall pay that amount to Lender within ten days after demand.

          (c) Any Taxes payable by Administrative Agent or any Lender or ruled (by a Governmental Authority) payable by Administrative Agent or any Lender in respect of any Loan Document shall -- if permitted by Governmental Requirement and if deemed material by Administrative Agent or that Lender (who may, in determining the material nature of the amount payable, utilize reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method) -- be paid by Borrower, together with interest and penalties, if any (except for Taxes payable on the overall Net Income of Administrative Agent or that Lender and except for interest and penalties incurred as a result of the gross negligence or willful misconduct of Administrative Agent or any Lender). Administrative Agent or that Lender (through Administrative Agent) shall notify Borrower and deliver to Borrower a certificate stating in reasonable detail the calculation of the amount of payable Taxes, which certificate is conclusive and binding (absent manifest error), and Borrower shall pay that amount to Administrative Agent for the account of Administrative Agent or that Lender, as the case may be, within ten days after demand. If Administrative Agent or that Lender subsequently receives a refund of the Taxes paid to it by Borrower, then the recipient shall promptly pay the refund to Borrower.

     3.11 CHANGE IN GOVERNMENTAL REQUIREMENTS. If any change, after the date of this agreement, in any present or future Governmental Requirement makes it unlawful for any Lender to make or maintain Eurodollar Borrowings, then that Lender shall promptly notify Administrative Agent, who shall promptly notify Borrower and (a) as to undisbursed funds, any requested Borrowing shall be made as a Fed-Funds Borrowing, (b) as to any outstanding Borrowing (i) if maintaining the Borrowing until the last day of the applicable Interest Period is unlawful, the Borrowing shall be converted to a Fed-Funds Borrowing as of the date of notice, or (ii) if not prohibited by Governmental Requirements, the Borrowing shall be converted to an Fed-Funds Borrowing as of the last day of the applicable Interest Period, or (iii) if any conversion will not resolve the unlawfulness, Borrower shall promptly prepay the Borrowing TOGETHER WITH any Funding Loss.

     3.12 FUNDING LOSS. BORROWER SHALL INDEMNIFY EACH LENDER AGAINST AND PAY TO IT UPON DEMAND ANY FUNDING LOSS OF THAT LENDER. When any Lender demands that Borrower pay any Funding Loss, that Lender shall deliver to Administrative Agent who shall promptly deliver to Borrower a certificate stating in reasonable detail the basis for imposing Funding Loss and the calculation of the amount, which calculation shall be presumed correct. This SECTION 3.12 survives the satisfaction and payment of the Obligation, termination of the Loan Documents, and release of Lender Liens.

     3.13 FOREIGN LENDERS, PARTICIPANTS, AND PURCHASERS. Each Lender, Participant (by accepting a participation interest under this agreement), and Purchaser (by executing an Assignment) that is not organized under the laws of the United States of America or one of its states (a) represents to


                                     21                        CREDIT AGREEMENT
                                                               ----------------

Administrative Agent and Borrower that (i) no Taxes are required to be withheld by Administrative Agent or Borrower with respect to any payments to be made to it in respect of the Obligation and (ii) it has furnished to Administrative Agent and Borrower two duly completed copies of either U.S. Internal Revenue Service FORM 4224, FORM 1001, FORM W-8, or any other form acceptable to Administrative Agent that entitles it to exemption from U.S. federal withholding Tax on all interest payments under the Loan Documents, and (b) covenants to (i) provide Administrative Agent and Borrower a new FORM 4224, FORM 1001, FORM W-8, or other form acceptable to Administrative Agent upon the expiration or obsolescence of any previously delivered form, duly executed and completed by it, and (ii) comply from time to time with all Governmental Requirements with regard to the withholding Tax exemption. If any of the foregoing is not true or the applicable forms are not provided, then Borrower and Administrative Agent (without duplication) may deduct and withhold from interest payments under the Loan Documents United States federal income Tax at the full rate applicable under the IRC.

     3.14 FEES. The following are not compensation for the use, detention, or forbearance of money, are in addition to and not in lieu of interest and expenses otherwise described in the Loan Documents, are non-refundable, bear interest if not paid when due at the Default Rate, and are calculated on the basis of actual days (including the first but excluding the last) elapsed over a year of 360 days (or actual days during that year, if the calculation would otherwise result in exceeding the Maximum Amount and the payment were deemed to be interest notwithstanding the above provisions to the contrary):

          (a) ADMINISTRATIVE AGENT'S FEES. Borrower shall pay to Administrative Agent (for its sole account) arrangement, syndication, placement, structure, management, documentation, and custodial fees in amounts and upon such payment terms as may be separately agreed upon by Borrower and Administrative Agent in writing.

          (b) COMMITMENT FEE. On the Closing Date, Borrower shall pay to Administrative Agent for the account of each initial Lender to this agreement a commitment fee equal to a percentage of the Lender's Commitment on the Closing Date, determined as follows:

          -----------------------------------------------------------
                         COMMITMENT                   PERCENTAGE
          -----------------------------------------------------------
          Greater than or equal to $40,000,000           0.15%
          -----------------------------------------------------------
          Less than $40,000,000                          0.10%
          -----------------------------------------------------------

     Borrower shall also pay to Administrative Agent for the account of each Lender that becomes a Lender after the Closing Date, a commitment fee equal to (i) the percentage of that Lender's Commitment on the date it becomes a Lender MULTIPLIED BY the applicable percentage set forth in the table above, MULTIPLIED BY (ii) a percentage determined by dividing the number of days remaining until the Stated-Termination Date (calculated from the date the Lender becomes a Lender) by 364.

          (c) NON-USE FEE. On the first day of each ensuing Calendar Quarter until the Commitments have been fully terminated, Borrower shall pay to Administrative Agent a non-use fee for the account of all Lenders. When received, Administrative Agent shall pay to each Lender that Lender's Commitment Percentage of that fee less the applicable portion of that fee accruing for any period before that Lender became a Lender. Each payment of that fee is calculated for the period from the first day of the preceding Calendar Quarter (or, in the case of the first such payment, the Closing Date) to and including the last day of that Calendar Quarter. The amount of that fee for that period is the PRODUCT of (i) 0.125% (divided by four) TIMES (ii) the REMAINDER


                                     22                        CREDIT AGREEMENT
                                                               ----------------
     of (A) 66 2/3% of the Average Commitments for all Lenders for that period MINUS (B) the Average-Principal Debt for all Lenders for that period.

SECTION 4.  COLLATERAL PROCEDURES.

     4.1 ELIGIBLE COLLATERAL. The requirements for Collateral to constitute Eligible-Equity Loans or Eligible-Improvement Loans and be included in the Borrowing Base are listed on SCHEDULE 4.1. If at any time any item of Collateral ceases to meet those requirements, then that item is automatically excluded from all calculations of the applicable Borrowing Base.

     4.2 BORROWING BASE. The elements for calculating the Borrowing Base are listed on SCHEDULE 4.2. By 1:00 p.m. on the date of any Borrowing, any payment of Principal Debt, or removal of any Collateral, Administrative Agent shall deliver to Borrower and Lenders a Borrowing-Base Report prepared on the basis of information then available to Administrative Agent as provided in this agreement.

     4.3 COLLATERAL DELIVERY. Borrower must comply with all the required procedures in SCHEDULE 4.3 for Collateral offered in connection with this agreement by no later than 11:00 a.m. on the Borrowing Date for Collateral supporting any new Borrowing.

     4.4 BAILEE AND AGENT. Administrative Agent and Lenders appoint Borrower (and Borrower shall act) as their (a) special agent for the sole and limited purpose of obtaining and maintaining Appraisals for secured Pledged Loans as required by the Loan Documents and (b) bailee to (i) hold in trust for Administrative Agent (A) the original recorded copy of the mortgage, deed of trust, or trust deed securing each secured Pledged Loan, (B) a mortgagee policy of title insurance (or binding unexpired and unconditional commitment to issue such insurance if the policy has not yet been delivered to Borrower) insuring Borrower's perfected Lien created by that mortgage, deed of trust, or trust deed, (C) the original insurance policies referred to on SCHEDULE 4.1, and (D) all other original documents, (ii) specifically identify those items in the appropriate Collateral-Delivery Notice, and (iii) deliver to Administrative Agent any of the foregoing items as soon as reasonably practicable upon Administrative Agent's request.

     4.5  SHIPMENT FOR SALE.

          (a) SHIPMENT OF COLLATERAL. If no Event of Default, Potential Default, or Borrowing Excess exists and if shipment would not result in any Approved Investor or its servicers and custodians (other than Bank One, Texas, N.A. in connection with securitization transactions) holding Collateral Documents for Pledged Loans with more than a total $10,000,000 face amount, then Borrower may, by a Shipping Request delivered to Agent by 11:00 a.m. on the Business Day of shipment, request Administrative Agent to ship Collateral Documents to an Approved Investor or its servicer or custodian for purchase or pooling of the related Pledged Loans. If Administrative Agent has no actual knowledge that any of the above conditions have not been satisfied, then Administrative Agent shall ship the Collateral Documents it holds for those Pledged Loans to that Approved Investor or its servicer or custodian under the appropriate Bailee Letter.

          (b) INELIGIBLE COLLATERAL. Collateral shipped under CLAUSE (A) above, unless returned to Administrative Agent, ceases to be Eligible-Pledged Loans (i) to the extent that Collateral Documents for Pledged Loans with more than a total face amount of $10,000,000 are held by any Approved Investor or its servicer or custodian (other than Bank One, Texas, N.A. in connection with securitization transactions) and
     (ii) upon the earlier of EITHER the release of the Lender Liens


                                     23                        CREDIT AGREEMENT
                                                               ----------------
     in that Collateral under CLAUSE (C) below OR the expiration of the Shipping Period for that Collateral.

          (c) RELEASE OF LIENS. The Lender Liens on any Collateral shipped under CLAUSE (A) above continues on that Collateral until Administrative Agent receives payment in the Settlement Account in an amount at least equal to the GREATER of (i) the price paid by the purchaser for each Eligible-Pledged Loan so sold OR (ii) the full amount of Borrowings made by Lenders in respect or the Eligible-Pledged Loan so sold.

          (d) CERTAIN CREDITS. Neither Administrative Agent nor any Lender is obligated at any time to credit Borrower for any amounts due from any purchase of any Pledged Loan contemplated under this agreement until Administrative Agent has actually received immediately available funds for that Pledged Loan in the amount required under this agreement. Neither Administrative Agent nor any Lender is obligated at any time to collect any amounts or otherwise enforce any obligations due from any purchaser in respect of any such purchase.

     4.6  SHIPMENT FOR CORRECTION.  If no Event of Default, Potential
Default, or Borrowing Excess exists or occurs as a result of the shipment and if shipment would not result in any Collateral Documents for Pledged Loans with more than a total face amount of $500,000 being outstanding for correction, then Borrower may, by a Trust Receipt delivered to Administrative Agent, request that Administrative Agent ship to Borrower the entire mortgage loan file of Collateral Documents for any Pledged Loan so that certain of those Collateral Documents may be corrected or replaced for clerical or other non-substantive mistakes. If Administrative Agent has no actual knowledge that any of the above conditions have not been satisfied and subject to the limitations below, then Administrative Agent shall ship to Borrower the entire mortgage loan file of Collateral Documents to be corrected or replaced. Borrower shall re-deliver to Administrative Agent the corrected Collateral Documents (meeting the requirements of SCHEDULE 4.3) before the expiration of the Correction Period for that Collateral. Collateral shipped under this section, unless returned to Administrative Agent, ceases to be Eligible-Pledged Loans (a) to the extent that Collateral Documents for Pledged Loans with more than a total face amount of $500,000 are outstanding for correction at any time and (b) upon the expiration of the Correction Period for that Collateral. The Lender Liens on any Collateral shipped under this section continue in full force and effect.

     4.7  RELEASE OF COLLATERAL.

          (a) EXCESS COLLATERAL. If no Event of Default or Potential Default exists and no Borrowing Excess exists or would occur (after taking into account any corresponding payment on the Obligation) as a result of the release, Borrower may, by a Release Request delivered to Administrative Agent by 11:00 a.m. on the Business Day of the release, request that Administrative Agent release the Lender Liens on any Collateral.

          (b) SATISFACTION OF OBLIGATION. If the Obligation is fully paid and performed and all commitments by each Lender to extend credit under the Loan Documents are terminated or canceled, Borrower may, by written request to Administrative Agent, request that Administrative Agent release the Lender Liens on all of the Collateral, return to Borrower or its designee all Collateral Documents then held by Administrative Agent, and execute a release of any financing statements or other documents filed or recorded to perfect the Lender Liens.


                                     24                        CREDIT AGREEMENT
                                                               ----------------

          (c) RELEASES. If Administrative Agent has no actual knowledge that any of the above conditions for a release have not been satisfied, then Administrative Agent shall effect those releases.

SECTION 5.     CONDITIONS PRECEDENT.

          (a) INITIAL BORROWING. No Lender is obligated to fund its part of any Borrowing unless Administrative Agent has received all of the documents and items described on SCHEDULE 5.

          (b) EACH BORROWING. In addition, no Lender is obligated to fund its part of any Borrowing (other than one requested by a Swing-Lender's Request, to which these conditions do not apply) unless on the applicable Borrowing Date (and after giving effect to the requested Borrowing): (a) Administrative Agent has timely received a Borrowing Request; (b) all of the representations and warranties of Borrower in the Loan Documents are true and correct in all material respects (unless they speak to a specific date or are based on facts which have changed by transactions contemplated or permitted by this agreement); (c) no Event of Default or Potential Default exists; (d) the funding of the Borrowing is permitted by Governmental Requirements and does not cause a Borrowing Excess; and (e) if reasonably requested by Administrative Agent, it has received evidence substantiating any of the matters in the Loan Documents that are necessary to enable Borrower, as the case may be, to qualify for the Borrowing.

          (c) GENERAL. Each condition precedent in this agreement (including, without limitation, those on SCHEDULE 5) is material to the transactions contemplated by this agreement, and time is of the essence with respect to each. Subject to first obtaining the approval of all Lenders, Administrative Agent or any Lenders may fund any Borrowing without all conditions being satisfied. However, to the extent lawful, that funding is not a waiver of the requirement that each condition precedent be satisfied as a prerequisite for any subsequent funding, unless all Lenders specifically waive an item in writing.

SECTION 6. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Agents and Lenders as follows:

     6.1 PURPOSE OF CREDIT. Borrowings are to be used as stated in the recitals of this agreement. Borrower is not engaged principally (or as one of its important activities) in the business of extending credit for the purpose of purchasing or carrying any "MARGIN STOCK" within the meaning of Regulation U. No part of the proceeds of any Borrowing is to be used, directly or indirectly, for a purpose that violates any Governmental Requirement, including, without limitation, the provisions of Regulation U.

     6.2  ABOUT THE COMPANIES.

          (a)  SUBSIDIARIES AND TRADE NAMES.  Except as described on SCHEDULE
     6.2 (i) Borrower has no Subsidiaries and (ii) no Company has used or transacted business under any other corporate or trade name in the six-month period preceding the date of this agreement.

          (b) EXISTENCE, QUALIFICATION, AND COMPLIANCE. Each Company is duly organized, validly existing, and in good standing under the Governmental Requirements of the jurisdiction in which it is incorporated as stated on SCHEDULE 6.2. Except where failure is not a Material-Adverse Event, each Company (i) is duly qualified to transact business and is in good standing as a foreign corporation or other entity in each jurisdiction where the nature and extent of its business and

                                                              CREDIT AGREEMENT
     properties require due qualification and good standing (as described on SCHEDULE 6.2), (ii) possesses all requisite authority, permits, and power to conduct its business as is now being (or is contemplated by this agreement to be) conducted, and (iii) is in compliance with all applicable Governmental Requirements.

          (c) OFFICES. Each Company's chief executive office and other principal offices are described on SCHEDULE 6.2. The present and foreseeable location of each Company's books and records concerning accounts and accounts receivable is at its chief executive office, and all of its books, and records are in its possession.

     6.3 AUTHORIZATION AND CONTRAVENTION. The execution and delivery by each Company of each Loan Document to which it is a party and the performance by it of its related obligations (a) are within its corporate power, (b) have been duly authorized by all necessary corporate action, (c) except for any action or filing that has been taken or made on or before the date of this agreement, require no action by or filing with any Governmental Authority,
(d) do not violate any provision of its Organizational Documents, (e) except where not a Material-Adverse Event, do not violate any provision of any Governmental Requirement applicable to it or any material agreements to which it is a party, and (f) except for Lender Liens, do not result in the creation or imposition of any Lien on any asset of any Company.

     6.4 BINDING EFFECT. Upon execution and delivery by all parties to it, each Loan Document will constitute a legal and binding obligation of each Company party to it, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable Debtor Laws and general principles of equity.

     6.5  FISCAL YEAR.  The Companies' fiscal year ends each September 30.

     6.6 CURRENT FINANCIALS. The Current Financials were prepared in accordance with GAAP and present fairly, in all material respects, the financial condition, results of operations, and cash flows of the Companies as of, and for the portion of the fiscal year ending on their date or dates (subject only to normal year-end adjustments). All material liabilities of the Companies as of the date or dates of the Current Financials are reflected in them or notes to them. Except for transactions directly related to, or specifically contemplated by, the Loan Documents, no subsequent material adverse changes have occurred in the financial condition of the Companies from that shown in the Current Financials, nor has any Company incurred any subsequent material liability.

     6.7  DEBT.  No Company has any Debt except (a) under the
Existing-Bank-One Credit which will be paid in full and terminated upon the funding of the initial Borrowing, and (b) Permitted Debt.

     6.8 SOLVENCY. On the date of each Borrowing, each Company is, and after giving effect to the requested Borrowing will be, Solvent.

     6.9 LITIGATION. Except as disclosed on SCHEDULE 6.9 (a) no Company is subject to, or aware of the threat of, any Litigation that is reasonably likely to be determined adversely to it or, if so adversely determined, would be a Material-Adverse Event, and (b) no outstanding or unpaid judgments against any Company exists.

     6.10 TRANSACTIONS WITH AFFILIATES. No Company is a party to a material transaction with any of its Affiliates except in transactions in the ordinary course of business and upon fair and reasonable terms

                                                              CREDIT AGREEMENT
not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate.

     6.11 TAXES. All Tax returns of each Company required to be filed have been filed (or extensions have been granted) before delinquency, except for returns for which the failure to file is not a Material-Adverse Event, and all Taxes imposed upon each Company that are due and payable have been paid before delinquency.

     6.12 EMPLOYEE PLANS. Except where occurrence or existence is not a Material-Adverse Event, (a) no Employee Plan has incurred an "ACCUMULATED FUNDING DEFICIENCY" (as defined in SECTION 302 of ERISA or SECTION 412 of the
IRC), (b) no Company has incurred liability under ERISA to the PBGC in connection with any Employee Plan, (c) no Company has withdrawn in whole or in part from participation in a Multiemployer Plan, (d) no Company has engaged in any "PROHIBITED TRANSACTION" (as defined in SECTION 406 of ERISA or SECTION 4975 of the IRC), and (e) no "REPORTABLE EVENT" (as defined in
SECTION 4043 of ERISA) has occurred in respect of any Employee Plan, excluding events for which the notice requirement is waived under applicable PBGC regulations.

     6.13 PROPERTY AND LIENS. Each Company has good and marketable title to all its property reflected on the Current Financials except for property that is obsolete or that has been disposed of in the ordinary course of business or, after the date of this agreement, as otherwise permitted by this agreement. All Collateral is free and clear of any Liens and adverse claims of any nature except Permitted Liens.

     6.14 INTELLECTUAL PROPERTY. Borrower owns all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, and trade names necessary to continue to conduct its businesses as presently conducted by it and proposed to be conducted by it immediately after the date of this agreement. Borrower is conducting its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret, or other intellectual property right of others, other than any infringements or claims that, if successfully asserted against or determined adversely to Borrower, are not a Material-Adverse Event. To Borrower's knowledge, no infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade secret, or other intellectual property of Borrower exists.

     6.15 ENVIRONMENTAL MATTERS. Except where not a Material-Adverse Event, no Company (a) knows of any environmental condition or circumstance adversely affecting any Company's properties or operations or any material portion of the properties subject to Pledged Loans, (b) has received any report of any Company's violation of any Environmental Governmental Requirement, or (c) knows that any Company is under any obligation to remedy any violation of any Environmental Governmental Requirement. Each Company has taken prudent steps to determine that its properties and operations and that substantially all of the properties subject to Pledged Loans do not violate any Environmental Governmental Requirement except violations that are not a Material-Adverse Event.

     6.16 GOVERNMENT REGULATIONS.

          (a) INAPPLICABLE REGULATIONS. No Company is subject to regulation under the INVESTMENT COMPANY ACT OF 1940 or the PUBLIC UTILITY HOLDING COMPANY ACT OF 1935.

          (b) BORROWER'S ELIGIBILITY. Borrower is qualified, approved, and in good standing (i) by FHA and HUD as a lender under the Title I Program, (ii) by FHA as an approved mortgagee, eligible to originate, purchase, hold, sell, and service FHA-insured mortgage loans,

                                                              CREDIT AGREEMENT
     and (iii) by FNMA as an approved seller/servicer of mortgage loans, eligible to originate, purchase, hold, sell and service FNMA qualified mortgage loans.

     6.17 INSURANCE. Each Company maintains with financially sound, responsible, and reputable insurance companies or associations (or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates) insurance concerning its properties and businesses against casualties and contingencies and of types and in amounts (and with co-insurance and deductibles) as is customary in the case of similar businesses.

     6.18 APPRAISALS. With respect to the property the subject of any secured Pledged Loan, Borrower has obtained Appraisals in material compliance with all Appraisal Requirements.

     6.19 FULL DISCLOSURE. Each material fact or condition relating to the Loan Documents or the financial condition, business, or property of the Companies that is a Material-Adverse Event has been disclosed in writing to Administrative Agent and Lenders. All information previously furnished by any Company to Administrative Agent or any Lender in connection with the Loan Documents was (and all information furnished in the future by any Company to Administrative Agent or any Lender will be) true and accurate in all material respects or based on reasonable estimates on the date the information is stated or certified.

SECTION 7. AFFIRMATIVE COVENANTS. Until all commitments by Lenders to extend credit under this agreement have been canceled or terminated and the Obligation is fully paid and performed, Borrower covenants and agrees with Agents and Lenders as follows:

     7.1 REPORTING REQUIREMENTS. Borrower shall cause to be furnished to Administrative Agent the following, all in form and detail reasonably satisfactory to Administrative Agent:

          (a) ANNUAL FINANCIALS OF RAC. Promptly when available but at least within 120 days after the last day of each fiscal-year end of RAC, consolidated and consolidating Financials of RAC and its Subsidiaries as of that year end, each reflecting the corresponding figures for the preceding fiscal year in comparative form, accompanied by (i) an unqualified opinion of Ernst & Young (or another firm of independent certified public accountants acceptable to Administrative Agent) stating that those Financials were prepared in accordance with GAAP applied on a basis consistent with prior periods except for such changes in GAAP concurred in by RAC's independent public accountants and the consolidated portion of those Financials present fairly the consolidated and consolidating financial condition and results of operations of RAC and its Subsidiaries as of (and for the fiscal year ending on) that last day, and (ii) a certificate of RAC's chief financial officer stating that those Financials were prepared in accordance with GAAP applied on a basis consistent with prior periods except for such changes in GAAP concurred in by RAC's independent public accountants and present fairly the consolidated and consolidating financial condition and results of operations of RAC and its Subsidiaries as of (and for the fiscal year ending on) that last day.

          (b) ANNUAL FINANCIALS OF THE COMPANIES. Promptly when available but at least within 120 days after the last day of each fiscal-year end of Borrower, Financials of the Companies as of that year end, each reflecting the corresponding figures for the preceding fiscal year in comparative form, accompanied by (i) an unqualified opinion of Ernst & Young (or another firm of independent certified public accountants acceptable to Administrative Agent) stating that those Financials were prepared in accordance with GAAP applied on a basis consistent with prior periods except for such

                                                              CREDIT AGREEMENT
     changes in GAAP concurred in by Borrower's independent public accountants and the consolidated portion of those Financials present fairly the consolidated and consolidating financial condition and results of operations of the Companies as of (and for the fiscal year ending on) that last day, and (ii) a Compliance Certificate.

          (c) MONTHLY FINANCIALS. Promptly when available but at least within 45 days after each Calendar Month, Borrower-prepared Financials of the Companies as of the end of that month, accompanied by a Compliance Certificate.

          (d) MANAGEMENT REPORT. Promptly when available but at least within 45 days after each Calendar Month, a Management Report.

          (e) NOTICES. Notice, promptly after any Company knows or has reason to know, of (i) the existence and status of any Litigation that, if determined adversely to any Company, would be a Material-Adverse Event, (ii) any change in any material fact or circumstance represented or warranted by any Company in any Loan Document that constitutes a Material-Adverse Event, (iii) the receipt by any Company of notice of any violation or alleged violation of ERISA or any Environmental Governmental Requirement or other Governmental Requirement if that violation is a Material-Adverse Event, or (iv) an Event of Default or Potential Default, specifying the nature of it and what action the Companies have taken, are taking, or propose to take with respect to it.

          (f) OTHER INFORMATION. Promptly upon reasonable request by Administrative Agent or Required Lenders (through Administrative Agent), information (not otherwise required to be furnished under the Loan Documents) with respect to the business affairs, assets, and liabilities of any Company and opinions, certifications, and documents in addition to those mentioned in this agreement.

     7.2 USE OF PROCEEDS. Borrower shall use the proceeds of Borrowings only for the purposes represented in this agreement.

     7.3 BOOKS AND RECORDS. Each Company shall maintain books, records, and accounts necessary to prepare Financials in accordance with GAAP.

     7.4 INSPECTIONS. Upon reasonable request, each Company shall allow Administrative Agent, any Lender, or their respective Representatives to inspect any of its properties, to review reports, files, and other records and to make and take away copies, to conduct tests or investigations, and to discuss any of its affairs, conditions, and finances with its directors, officers, employees, or Representatives from time to time during reasonable business hours.

     7.5 TAXES. Each Company shall promptly pay when due any and all Taxes other than Taxes of which the failure to pay is not a Material-Adverse Event or which are being contested in good faith by lawful proceedings diligently conducted, against which reserve or other provision required by GAAP has been made, and in respect of which levy and execution of any Lien have been and continue to be stayed.

     7.6 EXPENSES. Borrower shall pay (a) all reasonable legal fees and expenses incurred by Administrative Agent in connection with the preparation, negotiation, and execution of the Loan Documents, (b) reasonable legal fees and expenses incurred up to $1,500 for each Lender in connection with the preparation, negotiation, and execution of the Loan Documents, (c) all reasonable legal fees and expenses incurred by Administrative Agent in connection with each separate future amendment, consent,

                                                              CREDIT AGREEMENT
waiver, or approval executed in connection with any Loan Document, (d) all fees, charges, or Taxes for the recording or filing of any Loan Document to create or perfect Lender Liens, (e) all other reasonable out-of-pocket expenses of Administrative Agent in connection with the preparation, negotiation, execution, or administration of the Loan Documents (including, without limitation, courier expenses incurred in connection with the Collateral), (f) all amounts expended, advanced, or incurred by Administrative Agent or any Lender to satisfy any obligation of any Company under any Loan Document, to collect the Obligation, or to enforce the Rights of Administrative Agent or any Lender under any Loan Document, including, without limitation, all court costs, attorneys' fees (whether for trial, appeal, other proceedings, or otherwise), fees of auditors and accountants, and investigation expenses reasonably incurred by Administrative Agent or any Lender in connection with any such matters, (g) interest at an annual interest rate equal to the Default Rate on each item specified in CLAUSES (a) through (f) above from 30 days after the date of written demand or request for reimbursement to the date of reimbursement, and (h) any and all stamp and other Taxes payable or determined to be payable in connection with the execution, delivery, or recordation of any Loan Document, IN CONNECTION WITH WHICH BORROWER SHALL INDEMNIFY AND SAVE ADMINISTRATIVE AGENT AND EACH LENDER HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES WITH RESPECT TO OR
RESULTING FROM ANY DELAY IN PAYING OR OMISSION TO PAY THOSE TAXES TO THE EXTENT THOSE LIABILITIES ARISE SOLELY BECAUSE BORROWER FAILED TO PAY THE
TAXES UPON DEMAND BY ADMINISTRATIVE AGENT OR ANY LENDER, WHICH INDEMNITY SURVIVES THE PAYMENT AND PERFORMANCE OF THE OBLIGATION AND TERMINATION OF THE LOAN DOCUMENTS.

     7.7  MAINTENANCE OF EXISTENCE, ASSETS, AND BUSINESS.  Each Company shall
(a) except as permitted by SECTION 8.5, maintain its corporate existence and good standing in its state of incorporation and its authority to transact business in all other states where failure to maintain its authority to transact business is a Material-Adverse Event, and (b) maintain all licenses, permits, and franchises necessary for its business where failure to do so is a Material-Adverse Event, including, without limitation, Borrower's approval status as described in SECTION 6.16(b).

     7.8 INSURANCE. Borrower shall (a) maintain with financially sound and reputable insurers, insurance with respect to its assets and business against such liabilities, casualties, risks, and contingencies and in such types and amounts (including, without limitation, a fidelity bond or bonds in form and with coverage, with a company, and with respect to such individuals or groups of individuals) as satisfy FHA and HUD requirements applicable to approved participants in the Title I Program and otherwise as is customary in the case of Persons engaged in the same or similar businesses and similarly situated, and (b) upon Administrative Agent's request, furnish to Administrative Agent from time to time (i) a summary of its insurance coverage, in form and substance satisfactory to Administrative Agent, and (ii) originals or copies of the applicable policies.

     7.9 APPRAISALS. Borrower shall promptly (a) permit Administrative Agent's and any Lender's authorized Representatives to discuss with Borrower's officers or with the appraisers furnishing Appraisals the procedures for preparation, review, and retention of (and to review and obtain copies of) all Appraisals pertaining to any Collateral, and (b) upon Administrative Agent's or any Lender's request, cooperate with it to ascertain that the Appraisals comply with all Appraisal Requirements.

     7.10 CONTINUITY OF MANAGEMENT. Both Daniel Phillips and Eric Green must remain actively involved in the management of Borrower.

     7.11 INDEMNIFICATION. IN CONSIDERATION OF THE COMMITMENTS BY AGENTS AND LENDERS UNDER THE LOAN DOCUMENTS, BORROWER SHALL INDEMNIFY AND DEFEND EACH AGENT, EACH LENDER, AND THEIR RESPECTIVE AFFILIATES AND REPRESENTATIVES (COLLECTIVELY, THE "INDEMNIFIED

                                                              CREDIT AGREEMENT

PARTIES"), AND DEFEND THEM AND HOLD EACH OF THEM HARMLESS, AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, DEFICIENCIES, INTEREST, JUDGMENTS, COSTS, OR EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS'
FEES) INCURRED BY ANY OF THEM ARISING FROM OR BECAUSE OF (A) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING BROUGHT OR THREATENED IN CONNECTION WITH ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY USE BY ANY COMPANY OF THE PROCEEDS OF BORROWINGS, (B) ANY IMPOUNDMENT, ATTACHMENT, OR RETENTION OF ANY COLLATERAL OR ANY FAILURE OF ANY INVESTOR TO PAY THE ENTIRE PURCHASE PRICE OF ANY COLLATERAL, (C) ANY ALLEGED VIOLATION OF ANY FEDERAL OR STATE LAW RELATING TO USURY IN CONNECTION WITH ANY COLLATERAL, AND (D) ANY REPRESENTATION MADE BY ANY COMPANY UNDER ANY LOAN DOCUMENT. ALTHOUGH EACH INDEMNIFIED PARTY IS ENTITLED TO INDEMNIFICATION FOR ANY INDEMNIFIED PARTY'S ORDINARY NEGLIGENCE, NO INDEMNIFIED PARTY IS ENTITLED TO INDEMNIFICATION FOR ITS OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT, OR FRAUD. THIS INDEMNITY SURVIVES THE PAYMENT AND PERFORMANCE OF THE OBLIGATION AND TERMINATION OF THE LOAN DOCUMENTS.

SECTION 8. NEGATIVE COVENANTS. Until all commitments by Lenders to extend credit under this agreement have been canceled or terminated and the Obligation is fully paid and performed, Borrower covenants and agrees with Agents and Lenders as follows:

     8.1 DEBT. No Company may create, incur, permit to exist, or commit to create or incur any Wet Borrowings in respect of Equity Loans or Improvement Loans except under this agreement or any Debt except the following (collectively, the "PERMITTED DEBT"):

          (a)  The Obligation;

          (b)  Obligations to pay Taxes;

          (c) Liabilities for accounts payable, non-capitalized equipment or operating leases, and similar liabilities if in each case incurred in the ordinary course of business;

          (d) Accrued expenses, deferred credits, and loss contingencies that are properly classified as liabilities under GAAP;

          (e)  Subordinated Debt;

          (f) Debt under the Existing-RFC Credit (so long as Bank One, Texas, N.A. is the collateral custodian for this facility); and

          (g) Debt outstanding under a line of credit with Prudential Securities Credit Corporation (or an Affiliate of Prudential Securities Credit Corporation that is acceptable to Administrative Agent) in an aggregate amount not to exceed $150,000,000 (so long as Bank One, Texas, N.A. is the collateral custodian for this facility); and

          (h) Debt outstanding under a repurchase facility with Bear Stearns Home Equity Trust 1996-1 (or an Affiliate of Bear Stearns Home Equity Trust 1996-1 that is acceptable to Administrative Agent) in an aggregate amount not to exceed $500,000,000 at any time from the Closing Date through December 31, 1996, and $300,000,000 at any time thereafter (so long as Bank One, Texas, N.A. is the collateral custodian for this facility).

                                                              CREDIT AGREEMENT

     8.2 LIENS. No Company may (a) enter into, permit to exist, or commit to enter into any arrangement or agreement (except the Loan Documents) that directly or indirectly prohibits any Company from creating or incurring any Lien on any of its assets, or (b) create, incur, permit to exist, or commit to create or incur any Lien on any of its assets except the following (collectively, the "PERMITTED LIENS"):

          (a) Any interest or title of a lessor in assets being leased under any non-capitalized equipment or operating lease;

          (b) Pledges or deposits that (i) do not encumber any Collateral and (ii) are made to secure payment of workers' compensation, unemployment insurance, or other forms of governmental insurance or benefits or to participate in any fund in connection with workers' compensation, unemployment insurance, pensions, or other social security programs;

          (c) Good-faith pledges or deposits that (i) do not cover any Collateral and (ii) are EITHER (A) not in excess of 10% of the amounts due under, and made to secure, either Company's performance of bids, tenders, contracts (except for the repayment of borrowed money), or leases, OR (B) made to secure statutory obligations, surety or appeal bonds, or indemnity, performance, or other similar bonds benefitting any Company in the ordinary course of its business;

          (d) Zoning and similar restrictions on the use of real property that do not materially impair the use of the real property and that are not violated by existing or proposed structures or land use;

          (e) The following if no Lien has been filed in any jurisdiction or agreed to: (i) Liens for Taxes not yet due and payable and (ii) if, to the extent they cover any Collateral, they are subordinate to the Lender Liens in form and substance reasonably acceptable to Administrative Agent (iii) mechanic's Liens and materialman's Liens for services or materials for which payment is not yet due and payable and (iv) landlord's Liens for rent not yet due and payable;

          (f) The following if the validity or amount thereof is being contested in good faith and by appropriate and lawful proceedings diligently conducted, reserve or other appropriate provision (if any) required by GAAP has been made, levy and execution continue to be stayed, any of which covering any Collateral must be subordinate to the Lender Liens in form and substance reasonably acceptable to Administrative Agent, and any of which do not in the aggregate materially detract from the value of the property of the Company in question, or materially impair the use of that property in the operation of its business: (i) Claims and Liens for Taxes due and payable; (ii) claims and Liens upon, and defects of title to, real or personal property (OTHER THAN any Collateral), including any attachment of personal or real property or other legal process before adjudication of a dispute on the merits; (iii) claims and Liens of mechanics, materialmen, warehousemen, carriers, landlords, or other like Liens; and
     (iv) adverse judgments or orders on appeal for the payment of money;

     (g)  Lender Liens; and

          (h)  Liens disclosed in the UCC Search Reports as described on
     SCHEDULE 5 that are not by the terms of SCHEDULE 5 to be terminated, partially released, or amended.

     8.3 LOANS, ADVANCES, AND INVESTMENTS. No Company may make or commit to make any loan, advance, extension of credit, or capital contribution to, make or commit to make any investment in,

                                                              CREDIT AGREEMENT
or purchase or commit to purchase any stock or other securities or evidences of Debt of, or interests in, any other Person except the following (collectively, the "PERMITTED LOANS/INVESTMENTS"):

          (a) Extensions of trade credit and other payables in the ordinary course of business;

          (b) Loans and advances to officers, directors, or employees of any Company that are (i) in the ordinary course of business for travel, entertainment, or relocation or (ii) not in the ordinary course and are never more than a total outstanding of (A) $100,000 for any one officer, director, or employee or (B) $500,000 for all of the Companies;

          (c) Mortgage, equity, and improvement loans originated or acquired by Borrower in the ordinary course of its business;

          (d) Acquisition of securities or evidences of Debt of others when acquired by any Company in settlement of accounts receivable or other Debts arising in the ordinary course of business SO LONG AS the total of all of those securities or evidences of Debt is not material to Borrower's financial condition;

          (e) Investments in obligations, with maturities of one year or less, issued or unconditionally guaranteed by -- or issued by any of its agencies and backed by the full faith and credit of -- the United States of America;

          (f) Demand deposit accounts maintained in the ordinary course of business;

          (g) Certificates of deposit, bankers acceptances, and repurchase agreements issued by (i) any Lender or (ii) any other commercial bank organized under the Governmental Requirements of the United States of America or one of its states that has combined capital, surplus, and undivided profits of at least $250,000,000 and a rating of C or better by Thompson Bank Watch, Inc.;

          (h) Eurodollar investments with (i) any Lender or (ii) any other financial institution that has (A) combined capital, surplus, and undivided profits of at least $100,000,000 and (B) a commercial-paper rating of at least P-1 or A-1 or (if it does not have a commercial-paper rating) a bond rating of at least A-1 or A- by Moody's Investors Service, Inc., or Standard & Poor's Corporation, respectively;

          (i) Investments in commercial paper (i) having a maturity of one year or less and (ii) given the highest rating by a nationally-recognized-credit-rating agency; and

          (j) Advances to Affiliates of up to $5,000,000 at any one time outstanding.

          (k) Other loans, advances, or investments, SO LONG AS the aggregate amount outstanding (defined as the amount of any such loans or advances PLUS the cost of any such investments) is never more than $50,000 at any one time.

     8.4 DISTRIBUTIONS. Borrower may not pay or declare any Distribution except (a) dividends payable solely in the form of capital stock, (b) Distributions to RAC to the extent of Borrower's portion of the consolidated federal income Tax liability of RAC and its Subsidiaries, (c) Distributions to RAC to the extent of interest on the Subordinated Debt owed by RAC that has been approved in writing by

                                                              CREDIT AGREEMENT

Required Lenders, (d) other Distributions to RAC that do not in any fiscal year of Borrower when added to the Distributions during that year under CLAUSES (b) and (c) preceding exceed 25% of Borrower's Net Income for that fiscal year, or (e) Distributions otherwise approved in writing by Required Lenders. Notwithstanding the above, Borrower may not pay or declare any Distributions at any time while an Event of Default or Potential Default exists and is continuing or would be created by such Distribution.

     8.5 MERGER OR CONSOLIDATION. No Company may merge or consolidate with or into any other Person except that any Company may merge into or be consolidated with any other Company or RAC so long as Borrower is the surviving corporation if it is involved.

     8.6 LIQUIDATIONS AND DISPOSITIONS OF ASSETS. No Company may dissolve or liquidate or sell, transfer, lease, or otherwise dispose of any material portion of its assets or business except for sales or other dispositions by Borrower, in the ordinary course of business, of (a) subject to SECTION 4, Pledged Loans that are Collateral or (b) loans that are not Collateral.

     8.7  USE OF PROCEEDS.  Borrower may not use the proceeds of Borrowings
(a) for any purpose other than as represented in this agreement, (b) for the funding or acquisition of construction or commercial loans, (c) for wages of employees, unless a timely payment to or deposit with the United States of America of all amounts of Tax required to be deducted and withheld with respect to such wages is also made, or (d) in violation of Regulation U or
SECTION 7 of the SECURITIES EXCHANGE ACT OF 1934.

     8.8 TRANSACTIONS WITH AFFILIATES. No Company may enter into any transaction with any of its Affiliates other than transactions in the ordinary course of business or upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate.

     8.9 EMPLOYEE PLANS. Except where a Material-Adverse Event would not result, no Company may permit any of the events or circumstances described in
SECTION 6.12 to exist or occur.

     8.10 COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS AND DOCUMENTS. No Company may (a) violate the provisions of any Governmental Requirements applicable to it or of any Material Agreement to which it is a party if that violation alone or with all other violations is a Material-Adverse Event or
(b) violate the provisions of its charter or bylaws or repeal, replace or amend any provision of its Organizational Documents if any such action is a Material-Adverse Event.

     8.11 GOVERNMENT REGULATIONS. No Company may conduct its business in a way that it becomes regulated under the INVESTMENT COMPANY ACT OF 1940.

     8.12 FISCAL YEAR ACCOUNTING. No Company may change its fiscal year nor use any accounting method other than GAAP.

     8.13 NEW BUSINESSES. No Company may engage in any business except the businesses in which it or any of its Affiliates is presently engaged and any other reasonably-related business.

     8.14 ASSIGNMENT. No Company may assign or transfer any of its Rights, duties, or obligations under any of the Loan Documents.

     8.15 STRICT COMPLIANCE. No Company may indirectly do anything that it may not directly do under any covenant in any Loan Document.

                                                              CREDIT AGREEMENT

SECTION 9. FINANCIAL COVENANTS. Until all commitments by Lenders to extend credit under this agreement have been canceled or terminated and the Obligation is fully paid and performed, Borrower covenants and agrees with Agents and Lenders as follows:

     9.1  NET WORTH.  Borrower's Net Worth may never be less than the SUM of
(a) $50,000,000 (after accounting for a contribution to Borrower's stockholders' equity by RAC of at least $50,000,000 to be transferred by way of an intercompany transfer on or before September 30, 1996), PLUS (b) 75% of Borrower's cumulative Net Income (without deduction for losses) after July 31, 1996, PLUS (c) 100% of all contributions to Borrower's stockholders' equity after July 31, 1996 (except not including up to $50,000,000 of the contribution to Borrower's stockholders' equity referred to in CLAUSE (a) above).

     9.2 LEVERAGE RATIO. The ratio of (a) the SUM of Borrower's total Debt MINUS Borrower's Subordinated Debt to (b) Borrower's Net Worth may never EXCEED 6.0 to 1.0.

     9.3 TITLE I RESERVES. Borrower shall maintain at all times a reserve against losses on its Title-I Insured assets in an amount equal to at least 5.0% of the aggregate unpaid principal amount of Borrower's portfolio of Title-I Insured assets.

SECTION 10. EVENTS OF DEFAULT AND REMEDIES.

     10.1 EVENTS OF DEFAULT. The term "EVENT OF DEFAULT" means the existence or occurrence of any one or more of the following:

          (a) OBLIGATION. Borrower fails to pay (i) any interest on the Obligation when due under the Loan Documents and that failure continues for five days or (ii) any other part of the Obligation when due under the Loan Documents.

          (b) COVENANTS. Any Company fails to punctually and properly perform, observe, and comply with any (i) any covenant, agreement, or condition under SECTIONS 8 or 9 or (ii) any covenant, agreement, or condition contained in any of the Loan Documents -- other than covenants to pay the Obligation and the covenants listed in CLAUSE (i) above -- and that failure continues for a period of ten days after any Company has, or, with the exercise of reasonable investigation, should have, notice of it.

          (c) MISREPRESENTATION. Any material statement, warranty, or representation by or on behalf of any Company in any Loan Document or other writing authored by any Company and furnished in connection with the Loan Documents, proves to have been incorrect or misleading in any material respect as of the date made or deemed made.

          (d) DEBTOR LAW. Any Company (i) is not Solvent, (ii) fails to pay its Debts generally as they become due, (iii) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Law, or (iv) becomes a party to or is made the subject of any proceeding provided for by any Debtor Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the Rights of Administrative Agent or any Lender granted in the Loan Documents unless, if the proceeding is involuntary, the applicable petition is dismissed within 60 days after its filing.

                                     35                       CREDIT AGREEMENT

          (e) OTHER DEBT. Any Company fails to make any payment due on any Debt or security (with respect to which any Company has redemption, sinking fund, or other purchase obligations) or any event occurs or any condition exists in respect of any Debt or security of any Company, the effect of which is (i) to cause or to permit any holder of that Debt or security or a trustee to cause (whether or not it elects to cause) any of that Debt or security to become due before its stated maturity or its regularly scheduled payment dates, or (ii) to permit a trustee or the holder of any security (other than common stock of any Company) to elect (whether or not it does elect) a majority of the directors on the board of directors of that Company.

          (f) JUDGMENTS. Any Company fails to pay any money judgment against it at least ten days prior to the date on which any of the assets of that Company may be lawfully sold to satisfy that judgment.

          (g) ATTACHMENTS. The failure to have discharged within a period of 30 days after the commencement of any attachment, sequestration, or similar proceeding against any of the assets of any Company.

          (h) UNENFORCEABILITY. Any material provision of any Loan Document for any reason ceases to be in full force and effect or is fully or partially declared null and void or unenforceable or the validity or enforceability of any Loan Document is challenged or denied by any Company.

          (i) CHANGE OF CONTROL. Any change in the ownership of Borrower from that ownership as it exists on the date of this agreement.

          (j) CHANGE OR PREPAYMENT OF SUBORDINATED DEBT. Either (i) the documents evidencing the Subordinated Debt are amended without the consent of the Administrative Agent or (ii) any Company makes any prepayment on the Subordinated Debt.

          (k) AGENCY QUALIFICATIONS. Either (i) Borrower fails to meet any FHA, HUD or FNMA standard or requirement that is a Material-Adverse Event or (ii) FHA or HUD withdraws its approval of Borrower as a participating lender in the Title I Program.

     10.2 REMEDIES.

          (a)  DEBTOR LAW.  Upon the occurrence of an Event of Default under
     SECTION 10.1(d), the commitments of Lenders to extend credit under this agreement automatically terminate and the full Obligation is automatically due and payable, without presentment, demand, notice of default, notice of the intent to accelerate, notice of acceleration, or other requirements of any kind, all of which are expressly waived by Borrower.

          (b) OTHER DEFAULTS. While an Event of Default exists -- other than those described in CLAUSE (a) above -- Administrative Agent may and, upon the direction of Required Lenders, shall declare the Obligation to be immediately due and payable, whereupon it shall be due and payable, whereupon the commitments of Lenders to extend credit under this agreement are then automatically terminated.

          (c) OTHER REMEDIES. Following the termination of the commitments of Lenders to extend credit under this agreement and the acceleration of the Obligation, Administrative Agent may (and, at the direction of Required Lenders, shall) do any one or more of the following:

                                     36                       CREDIT AGREEMENT

     Reduce any claim to judgment; foreclose upon or otherwise enforce any Lender Liens; and exercise any other Rights in the Loan Documents, at law, in equity, or otherwise that Required Lenders may direct. Should any Event of Default continue that, in Administrative Agent's opinion, materially and adversely affects the Collateral or the interests of the Lenders under this agreement, Administrative Agent may, in a notice to the Lenders of that Event of Default set forth one or more actions that Administrative Agent, in its opinion, believes should be taken. Unless otherwise directed by Required Lenders (excluding the Lender serving as Administrative Agent) within ten days following the date of the notice setting forth the proposed action or actions, Administrative Agent may, but shall not be obligated to, take the action or actions set forth in that notice.

     10.3 RIGHT OF OFFSET. Borrower hereby grants to Administrative Agent and to each Lender a right of offset, to secure the repayment of the Obligation, upon any and all monies, securities, or other property of Borrower, and the proceeds therefrom now or hereafter held or received by or in transit to Administrative Agent or such Lender from or for the account of Borrower, whether for safekeeping, custody, pledge, transmission, collection, or otherwise, and also upon any and all deposits (general or special, time or demand, provisional or final) and credits of Borrower, and any and all claims of Borrower against Administrative Agent or such Lender, at any time existing. Upon the occurrence of any Event of Default, Administrative Agent and each Lender are authorized at any time and from time to time, without notice to any Company, to offset, appropriate, and apply any and all of those items against the Obligation, subject to SECTION 3.6. Notwithstanding anything in this section or elsewhere in this agreement to the contrary, neither Administrative Agent nor any other Lender shall have any right to offset, appropriate, or apply any accounts of Borrower which consist of escrowed funds (except and to the extent of any beneficial interest which Borrower have in such escrowed funds) which have been so identified by any Company in writing at the time of deposit thereof.

     10.4 WAIVERS. Borrower waives any right to require Administrative Agent to (a) proceed against any Person, (b) proceed against or exhaust any of the Collateral or pursue its Rights and remedies as against the Collateral in any particular order, or (c) pursue any other remedy in its power.
Administrative Agent shall not be required to take any steps necessary to preserve any Rights of any Company against any Person from which any Company purchased any Pledged Loans or to preserve Rights against prior parties. Borrower and each surety, endorser, guarantor, pledgor, and other party ever liable or whose property is ever liable for payment of any of the Obligation jointly and severally waive presentment and demand for payment, protest, notice of intention to accelerate, notice of acceleration, and notice of protest and nonpayment, and agree that their or their property's liability with respect to the Obligation, or any part thereof, shall not be affected by any renewal or extension in the time of payment of the Obligation, by any indulgence, or by any release or change in any security for the payment of the Obligation, and hereby consent to any and all renewals, extensions, indulgences, releases, or changes, regardless of the number thereof.

     10.5 PERFORMANCE BY ADMINISTRATIVE AGENT. Should any covenant, duty, or agreement of any Company fail to be performed in accordance with the terms of this agreement or of any document delivered under this agreement, Administrative Agent may, at its option, after notice to Borrower, perform, or attempt to perform, such covenant, duty, or agreement on behalf of that Company and shall notify each Lender that it has done so. In such event, Borrower shall jointly and severally, at the request of Administrative Agent, promptly pay any amount expended by Administrative Agent in such performance or attempted performance to Administrative Agent at its principal place of business, together with interest thereon at the Maximum Rate from the date of such expenditure by Administrative Agent until paid. Notwithstanding the foregoing, it is expressly understood that Administrative Agent does not assume and shall never have, except by express written consent of Administrative Agent, any liability or responsibility

                                     37                       CREDIT AGREEMENT
for the performance of any duties of any Company under this agreement or under any other document delivered under this agreement.

     10.6 NO RESPONSIBILITY. Except in the case of fraud, gross negligence, or willful misconduct, neither Administrative Agent nor any of its Representatives shall assume (or ever have any liability or responsibility for) any diminution in the value of the Collateral or any part of the Collateral.

     10.7 NO WAIVER. The acceptance by Administrative Agent or any Lender at any time and from time to time of partial payment or performance by any Company of any of their respective obligations under this agreement or under any Loan Document shall not be deemed to be a waiver of any Event of Default then existing. No waiver by Administrative Agent or any Lender shall be deemed to be a waiver of any other then existing or subsequent Event of Default. No delay or omission by Administrative Agent or any Lender in exercising any right under this agreement or under any other document required to be executed under or in connection with this agreement shall impair such right or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof, or the exercise of any other right under this agreement or otherwise.

     10.8 CUMULATIVE RIGHTS. All Rights available to Administrative Agent and the Lenders under this agreement or under any other document delivered under this agreement shall be cumulative of and in addition to all other Rights granted to Administrative Agent and the Lenders at law or in equity, whether or not the Notes be due and payable and whether or not Administrative Agent shall have instituted any suit for collection, foreclosure, or other action in connection with this agreement or any other document delivered under this agreement.

     10.9 RIGHTS OF INDIVIDUAL LENDERS. No Lender shall have any right by virtue of, or by availing itself of, any provision of this agreement to institute any actions or proceedings at law, in equity, or otherwise (excluding any actions in bankruptcy), upon or under or with respect to this agreement, or for the appointment of a receiver, or for any other remedy under this agreement, unless (a) the Required Lenders previously shall have given to Administrative Agent written notice of an Event of Default and the continuance thereof, including a written request upon Administrative Agent to institute such action or proceedings in its own name and offering to indemnify Administrative Agent against the costs, expenses and liabilities to be incurred therein or thereby, (b) Administrative Agent, for ten Business Days after its receipt of such notice, shall have failed to institute any such action or proceeding, and (c) no direction inconsistent with such written request shall have been given to Administrative Agent by Required Lenders. It is understood and intended, and expressly covenanted by the taker and holder of every Note with every other taker and holder and Administrative Agent, that no one or more holders of Notes shall have any right in any manner whatever by virtue, or by availing itself, of any provision of this agreement to affect, disturb or prejudice the Rights of any other Lenders, or to obtain or seek to obtain priority over or preference to any other such Lender, or to enforce any right under this agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Lenders. For the protection and enforcement of the provisions of this
SECTION 10.9, each and every Lender and Administrative Agent shall be entitled to such relief as can be given either at law or in equity.

     10.10 NOTICE TO ADMINISTRATIVE AGENT. If an Event of Default or Potential Default occurs and is continuing, any Lender having actual knowledge of it shall notify Administrative Agent and Borrower of the existence thereof, but the failure of any Lender to provide that notice shall not prejudice that Lender's Rights under this agreement.

                                     38                       CREDIT AGREEMENT

     10.11 COSTS. All court costs, reasonable attorneys' fees, other costs of collection, and other sums spent by Administrative Agent or any Lender in the exercise of any Right provided in any Loan Document are payable to Administrative Agent or that Lender, as the case may be, on demand, are part of the Obligation, and bear interest at the Default Rate from the date paid by Administrative Agent or any Lender to the date repaid by Borrower.

SECTION 11  AGENTS.

     11.1 AUTHORIZATION AND ACTION. Each Lender hereby appoints each Agent initially-named in this agreement as Administrative Agent or Co-Agent, as the case may be, under the Loan Documents and authorizes Administrative Agent to take such action on its behalf and to exercise such powers and perform such duties as are expressly delegated to Administrative Agent by the terms of the Loan Documents, TOGETHER WITH such powers as are reasonably incidental thereto. As to any matter not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Notes), Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of Lenders, and those instructions shall be binding upon all Lenders and all holders of the Notes. However, that Administrative Agent shall not be required to take any action that exposes Administrative Agent to personal liability or that is contrary to this agreement or applicable Governmental Requirement. Administrative Agent agrees to give to each Lender prompt notice of each notice given to it by Borrower pursuant to the terms of the Loan Documents.

     11.2 AGENT'S RELIANCE, ETC. Notwithstanding anything to the contrary in any Loan Document, neither any Agent nor any of its Representatives shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, Administrative Agent: (a) May treat the payee of any Note as the holder thereof; (b) may consult with legal counsel (including counsel for Borrower), independent public accountants and other experts selected by it or Borrower and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties, or representations made in or in connection with the Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this agreement on the part of Borrower or to inspect the property (including the books and records) of Borrower, except receipt of delivery of the items required under SECTIONS 3.2, 4.1, 4.3, and 7.1; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this agreement or any other instrument or document furnished pursuant hereto; and (f) shall incur no liability under or in respect of this agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy) believed by it to be genuine and signed or sent by the proper party or parties.

     11.3 AGENT AND AFFILIATES. With respect to Borrowings made by it, and the one or more Notes issued to it, each Agent shall have the same rights and powers under this agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not an Agent; and the term "LENDER" or "LENDERS" shall, unless otherwise expressly indicated, include each Agent in its individual capacity. Agents and the Affiliates of Agents may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, Borrower, any of its Affiliates and any Person who may do business with or own securities of Borrower or any of its Affiliates, all as if Agents were not Agents and without any duty to account therefor to Lenders.

                                     39                       CREDIT AGREEMENT

     11.4 CREDIT DECISION. Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender, and based on the financial statements referred to in SECTIONS 6.6 and 7.1 of this agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter this agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, make its own credit decisions in taking or not taking action under this agreement.

     11.5 INDEMNIFICATION. LENDERS SHALL INDEMNIFY EACH AGENT (TO THE EXTENT NOT REIMBURSED BY BORROWER), RATABLY ACCORDING TO THEIR RESPECTIVE COMMITMENT PERCENTAGES, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THAT AGENT IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY ACTION TAKEN OR OMITTED BY THAT AGENT UNDER THIS AGREEMENT (INCLUDING ANY OF SAME WHICH MAY RESULT FROM THE NEGLIGENCE, BUT NOT GROSS NEGLIGENCE, OF AGENT). HOWEVER, NO LENDER SHALL BE LIABLE FOR ANY PORTION OF THOSE LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS RESULTING FROM THAT AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, EACH LENDER SHALL REIMBURSE ADMINISTRATIVE AGENT PROMPTLY UPON DEMAND FOR ITS RATABLE SHARE OF ANY OUT-OF-POCKET EXPENSES (INCLUDING COUNSEL
FEES) INCURRED BY ADMINISTRATIVE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT, OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS, OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THIS AGREEMENT, TO THE EXTENT THAT ADMINISTRATIVE AGENT IS NOT REIMBURSED FOR SUCH EXPENSES BY BORROWER.

     11.6 SUCCESSOR AGENT. Any Agent may resign at any time by giving written notice thereof to Lenders and Borrower and may be removed at any time with or without cause by 100% of Lenders. Upon any such resignation or removal, 100% of Lenders shall have the right to appoint a successor Agent in the capacity of that Agent. If no successor Agent shall have been so appointed by 100% of Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of Lenders, appoint a successor Agent, which shall be a commercial bank or savings bank organized under the laws of the United States of America or of any state thereof which has a combined capital and surplus of at least $200,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from any further duties, and obligations under this agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this agreement. The appointment of a successor Agent shall not release the retiring Agent from any liability it may have for any actions taken or omitted to be taken by it while it was Agent under this agreement.

     11.7 INSPECTION. Administrative Agent shall permit any officer, employee, agent of Borrower or any Lender which may so request to visit and inspect the premises on which the custodial duties of Administrative Agent hereunder are performed, examine the books and records of Administrative Agent which pertain to such custodial duties, take copies and extracts therefrom, and discuss the performance of such custodial duties with the officers, accountants and auditors of Administrative Agent that are responsible therefor, all at such reasonable times and as often as Borrower or any Lender may desire.

                                     40                       CREDIT AGREEMENT

SECTION 12.  MISCELLANEOUS.

     12.1 NONBUSINESS DAYS. Any action that is due under any Loan Document on a non-Business Day may be delayed until the next Business Day. However, interest accrues on any payment until it is made.

     12.2 COMMUNICATIONS. Unless otherwise stated, a communication under any Loan Document to a party to this agreement must be written to be effective and is deemed given:

     - For Borrowing Requests, Collateral Delivery-Notices, Shipping Requests, and Release Requests, only when actually received by Administrative Agent.

     - Otherwise, if by fax, when transmitted to the appropriate fax number, but, without affecting the date deemed given, the fax must be promptly confirmed by telephone.

     - Otherwise, if by mail, on the third Business Day after enclosed in a properly addressed, stamped, and sealed envelope deposited in the appropriate official postal service.

     -    Otherwise, when actually delivered.

Until changed by written notice to each other party to this agreement, the address and fax number are stated for (a) Borrower and Administrative Agent, beside their names on the signature pages below, and (b) each Lender, beside its name on SCHEDULE 2.

     12.3 FORM AND NUMBER OF DOCUMENTS. The form, substance, and number of counterparts of each writing to be furnished under the Loan Documents must be satisfactory to Administrative Agent and its counsel.

     12.4 EXCEPTIONS TO COVENANTS. An exception to any Loan Document covenant does not permit violation of any other Loan Document covenant.

     12.5 SURVIVAL. All Loan Document provisions survive all closings and are not affected by any investigation made by any party.

     12.6 GOVERNING LAW. Unless otherwise stated, each Loan Document must be construed and its performance enforced under the Governmental Requirements of the State of Texas and the United States of America.

     12.7 INVALID PROVISIONS. If any provision of a Loan Document is judicially determined to be unenforceable, all other provisions of it remain enforceable. If the provision determined to be unenforceable is a material part of that Loan Document, then, to the extent lawful, it shall be replaced by a judicially-construed provision that is enforceable but otherwise as similar in substance and content to the original provision as the context of it reasonably allows.

     12.8 CONFLICTS BETWEEN LOAN DOCUMENTS. The provisions of this agreement control if in conflict (I.E., the provisions contradict each other as opposed to a Loan Document containing additional provisions not in conflict) with the provisions of any other Loan Document.

                                     41                       CREDIT AGREEMENT

     12.9 DISCHARGE AND CERTAIN REINSTATEMENT. Borrower's obligations under the Loan Documents remain in full force and effect until no Lender has any commitment to extend credit under the Loan Documents and the Obligation is fully paid (EXCEPT for provisions under the Loan Documents which by their terms expressly survive payment of the Obligation and termination of the Loan Documents). If any payment under any Loan Document is ever rescinded or must be restored or returned for any reason, then all Rights and obligations under the Loan Documents in respect of that payment are automatically reinstated as though the payment had not been made when due.

     12.10 AMENDMENTS, CONSENTS, CONFLICTS, AND WAIVERS. An amendment of -- or an approval, consent, or waiver by Agent or by one or more Lenders under -- any Loan Document must be in writing and must be:

          (a) Executed by Borrower and Administrative Agent if it purports to reduce or increase any fees payable to Administrative Agent by Borrower.

          (b) Executed by Borrower and Administrative Agent and executed or approved in writing by all Lenders if action of all Lenders is specifically provided in any Loan Document or if it purports to (i) except as otherwise stated in this SECTION 12.10, extend the due date or decrease the scheduled amount of any payment under any Loan Document or reduce the rate or amount of interest, fees, or other amounts payable to Administrative Agent or any Lender under any Loan Document, (ii) alter or amend each Lender's obligation to severally provide its Commitment Percentage of Warehouse Borrowings as set forth in SECTION 2.1, (iii) amend any portion of SECTION 3.3, SECTION 3.6, SECTIONS 3.9 through 3.12, SECTION 4.7, or SECTION 12.10, (iv) change the definition of (or any component of the definition of) Borrowing Base, Commitments, Commitment Percentage, Required Lenders, Eligible Collateral, Market Value, Stated-Termination Date, or Termination Percentage, (v) partially or fully release any Collateral except releases of Collateral contemplated in this agreement, or (vi) waive an Event of Default under
     SECTION 10.1(d).

          (c) Otherwise (i) for this agreement, executed by Borrower, Administrative Agent, and Required Lenders, or (ii) for other Loan Documents, approved in writing by Required Lenders and executed by Borrower, Administrative Agent, and any other party to that Loan Document.

No course of dealing or any failure or delay by Administrative Agent, any Lender, or any of their respective Representatives with respect to exercising any Right of Administrative Agent or any Lender under the Loan Documents operates as a waiver of that Right. An approval, consent, or waiver is only effective for the specific instance and purpose for which it is given. The Loan Documents may only be supplemented by agreements, documents, and instruments delivered according to their respective express terms.

     12.11 MULTIPLE COUNTERPARTS. Any Loan Document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document. This agreement is effective when counterparts of it have been executed and delivered to Administrative Agent by each Lender, each Agent, and Borrower, or, in the case only of those Lenders, when Administrative Agent has received faxed or other evidence satisfactory to it that each Lender has executed and is delivering to Administrative Agent a counterpart of it.

                                     42                       CREDIT AGREEMENT

          12.12 PARTIES. This agreement binds and inures to Borrower, each Lender, each Agent, and their respective successors and permitted assigns. Only those Persons may rely upon or raise any defense about this agreement.

          (a) ASSIGNMENT BY COMPANIES. No Company may assign any Rights or obligations under any Loan Document without first obtaining the written consent of Administrative Agent and all Lenders.

          (b) ASSIGNMENT BY LENDER. Any Lender may assign, pledge, and otherwise transfer all or any of its Rights and obligations under the Loan Documents EITHER (i) to a Federal Reserve Bank without the consent of any party to this agreement so long as that Lender is not released from its obligations under the Loan Documents, OR (ii) otherwise in the ordinary course of its lending business and in accordance with all Governmental Requirements, and with SECTION 12.13 or 12.14 SO LONG AS
     (A) except for assignments, pledges, and other transfers by a Lender to its Affiliates, the written consent of Borrower and Administrative Agent, which may not be unreasonably withheld, must be first obtained,
     (B) the assignment or transfer (other than a pledge) does not involve a purchase price that directly or indirectly reflects a discount from face value unless that Lender first offered that assignment or transfer to the other Lenders on ratable basis according to their Commitment Percentages, (C) neither Borrower nor Administrative Agent are required to incur any cost or expense incident to any assignment, pledge, or other transfer by any Lender, all of which are for the account of the assigning, pledging, or transferring Lender and its assignee, pledgee, or transferee as they may agree, (D) if the Participant or Purchaser is organized under the loans of any jurisdiction other than the United States of America or any of its states, it complies with SECTION 3.9, and (E) the assignment is in a minimum amount of $2,500,000.

          (c) OTHERWISE VOID. Any purported assignment, pledge, or other transfer in violation of this section is void from beginning and not effective.

     12.13 PARTICIPATIONS. Subject to SECTION 12.12(b) and this section and only if no Event of Default exists, a Lender may at any time sell to one or more Persons (each a "PARTICIPANT") participating interests in its Commitment and its share of the Obligation.

          (a) ADDITIONAL CONDITIONS. For each participation (i) the selling Lender must remain (and the Participant may not become) a "LENDER" under this agreement, (ii) the selling Lender's obligations under the Loan Documents must remain unchanged, (iii) the selling Lender must remain solely responsible for the performance of those obligations, (iv) the selling Lender must remain the holder of its one or more Notes and its share of the Obligation for all purposes under the Loan Documents, and (v) Borrower and Administrative Agent may continue to deal solely and directly with the selling Lender in connection with those Rights and obligations.

          (b) PARTICIPANT RIGHTS. The selling Lender may obtain for each of its Participants the benefits of the Loan Documents related to participations in its share of the Obligation, but Borrower is never obligated to pay any greater amount that would be due to the selling Lender under the Loan Documents calculated as though no participation had been made. Otherwise, Participants have no Rights under the Loan Documents except certain permitted voting Rights described below.

          (c) PARTICIPATION AGREEMENTS. An agreement for a participating interest (i) may only provide to a Participant voting Rights in respect of any amendment of or approval, consent, or

                                     43                       CREDIT AGREEMENT
     waiver under any Loan Document related to the matters in SECTION
     12.10(b) if it also provides for a voting mechanism that a majority of that selling Lender's Commitment Percentage or Termination Percentage, as the case may be (whether directly held by that selling Lender or participated) controls the vote for that selling Lender, and (ii) may not permit a Participant to assign, pledge, or otherwise transfer its participating interest in the Obligation to any Person except any Lender or its Affiliates.

     12.14 TRANSFERS. Subject to SECTION 12.12(b) and this section and only if no Event of Default exists, a Lender may at any time sell to one or more financial institutions (each a "PURCHASER") all or part of its Rights and obligations under the Loan Documents.

          (a) ADDITIONAL CONDITIONS. The sale (i) must be accomplished by the selling Lender and Purchaser executing and delivering to Administrative Agent and Borrower an Assignment and Assumption Agreement (an "ASSIGNMENT") in substantially the form of EXHIBIT E, and (ii) may not occur until the selling Lender pays to Administrative Agent an administrative-transfer fee of $2,500 (Borrower shall not be charged a fee for an assignment by a Lender OTHER THAN up to $1,500 per Assignment to be paid by Borrower to a Purchaser as a reimbursement of that Purchaser's legal fees) in reviewing the Loan Documents.

          (b) PROCEDURES. Upon satisfaction of the foregoing conditions and as of the EFFECTIVE DATE in that Assignment, which may not be before delivery of that document to Administrative Agent and Borrower, then (i) a Purchaser is for all purposes a Lender party to (with all the Rights and obligations of a Lender under) this agreement, with a Commitment as stated in the Assignment, (ii) the selling Lender is released from its obligations under the Loan Documents to a corresponding extent, (iii)
     SCHEDULE 2 is automatically deemed to reflect the name, address, and Commitment of the Purchaser and the reduced Commitment of the selling Lender, and Administrative Agent shall deliver to Borrower and Lenders an amended SCHEDULE 2 reflecting those changes, (iv) Borrower shall execute and deliver to each of the selling Lender and the Purchaser a Warehouse Note, each based upon their respective Commitments following the transfer, (v) upon delivery of the one or more Warehouse Notes under CLAUSE (iv) above, the selling Lender shall return to the appropriate Company all Notes previously delivered to it under this agreement, and
     (vi) the Purchaser is subject to all the provisions in the Loan Documents, the same as if it were a Lender that executed this agreement on its original date.

     12.15 VENUE, SERVICE OF PROCESS, AND JURY TRIAL. BORROWER, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS IN TEXAS, (B) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR IN THE FUTURE HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH ANY LOAN DOCUMENT AND THE OBLIGATION BROUGHT IN THE DISTRICT COURTS OF DALLAS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION, (C) WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY OF THE FOREGOING COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (D) CONSENTS TO THE SERVICE OF PROCESS OUR OF ANY OF THOSE COURTS IN ANY LITIGATION BY THE MAILING OF COPIES OF THAT PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, BY HAND DELIVERY, OR BY DELIVERY BY A NATIONALLY-RECOGNIZED COURIER SERVICE, AND SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY OF THE LEGAL PROCESS AT ITS ADDRESS FOR PURPOSES OF THIS AGREEMENT, (E) AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY TO ANY LOAN DOCUMENT ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE OBLIGATION MAY BE BROUGHT IN ONE OF THE FOREGOING COURTS, AND (F) WAIVES TO THE FULLEST EXTENT

                                     44                       CREDIT AGREEMENT

PERMITTED BY LAW, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUR OF ANY LOAN DOCUMENT. The scope of each of the foregoing waivers is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims.
 BORROWER ACKNOWLEDGES THAT THESE WAIVERS ARE A MATERIAL INDUCEMENT TO EACH AGENT'S AND EACH LENDER'S AGREEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH AGENT AND EACH LENDER HAS ALREADY RELIED ON THESE WAIVERS IN ENTERING INTO THIS AGREEMENT, AND THAT EACH AGENT AND EACH LENDER WILL CONTINUE TO RELY ON EACH OF THESE WAIVERS IN RELATED FUTURE DEALINGS. BORROWER FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THESE WAIVERS WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY AGREES TO EACH WAIVER FOLLOWING CONSULTATION WITH LEGAL COUNSEL. The waivers in this section are irrevocable, meaning that they may not be modified either orally or in writing, and these waivers apply to any future renewals, extensions, amendments, modifications, or replacements in respect of the applicable Loan Document. In connection with any Litigation, this agreement may be filed as a written consent to a trial by the court.

     12.16 LIMITATION OF LIABILITY. Neither Agents nor any Lender shall be liable to any Company for any amounts representing indirect, special, or consequential damages suffered by any Company, EXCEPT where such amounts are based substantially on willful misconduct by Agents or any Lender, but then only to the extent any damages resulting from such willful misconduct are covered by Agents' and the other Lenders' fidelity bond or other insurance.

     12.17 ENTIRE AGREEMENT. THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                        REMAINDER OF PAGE INTENTIONALLY BLANK
                                SIGNATURE PAGE FOLLOWS


                                     45                       CREDIT AGREEMENT

     EXECUTED as of the date first stated in this agreement.


(ADDRESS)                                 FIRSTPLUS FINANCIAL, INC., as BORROWER

FIRSTPLUS Financial, Inc.
1250 W. Mockingbird Lane                  By:    /BARRY TENENHOLTZ/
Suite 600                                    --------------------------------
Dallas, TX 75247-4902                     Name: BARRY TENENHOLTZ
                                               ------------------------------
Attn:  Eric Green,                        Title:   SENIOR VICE-PRESIDENT
       Chief Financial Officer                  -----------------------------
Tel (214) 583-4503
Fax (214) 583-4907

(WIRE TRANSFER)

Account #1885162949
Bank: Bank One, Dallas
ABA #1110000614
Attn: Gloria Sadler
Ref:  FirstPlus Financial, Inc.
       Funding Account




(ADDRESS)                                 BANK ONE, TEXAS, N.A., as
                                          ADMINISTRATIVE AGENT and a LENDER
Bank One, Texas, N.A.,
 Administrative Agent
1717 Main Street
Dallas, TX  75201                         By:     /MARK FREEMAN/
Attn:  Mark L. Freeman, Vice President       --------------------------------
Tel (214) 290-2780                        Name:   MARK FREEMAN
Fax (214) 290-2054                             ------------------------------
                                          Title:     VICE PRESIDENT
                                                -----------------------------


(ADDRESS)                                 GUARANTY FEDERAL BANK F.S.B.,
                                           as CO-AGENT and a LENDER
Guaranty Federal Bank F.S.B.
8333 Douglas Avenue
Dallas, TX  75225                         By:     /W. JAMES MEINTJES/
Attn:  James Meintjes,                       --------------------------------
        Assistant Vice President          Name:   W. JAMES MEINTJES
Tel (214) 360-2845                             ------------------------------
Fax (214) 360-1660                        Title:  ASSISTANT VICE PRESIDENT
                                                -----------------------------



                               SIGNATURE PAGE                  CREDIT AGREEMENT
                                                               ----------------

                                  SCHEDULE 2
                                  ----------

                           LENDERS AND COMMITMENTS
                           -----------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                     Commitment
      Name and Address of Lender                       Commitment    Percentage
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 BANK ONE, TEXAS, N.A.
 1717 Main Street, 4th Floor
 Dallas, TX 75201
 Attention:  Mark L. Freeman, Vice President
 Tel 214/290-2780
 Fax 214/290-2054

 (WIRE TRANSFER)                                      $60,000,000      54.545%

 Account # 1885162949
 Bank: Bank One, Dallas
 ABA # 1110000614
 Attn: Gloria Sadler
 Ref:  FirstPlus Financial, Inc. Funding Account

-------------------------------------------------------------------------------

GUARANTY FEDERAL BANK F.S.B.
8333 Douglas Avenue
Dallas, TX  75228
Attention:  James Meintjes, Assistant Vice President
Tel 214/360-2845
Fax 214/360-1660

(WIRE TRANSFER)                                       $50,000,000      45.455%

Account # 19406514043
Bank: Guaranty Federal Bank
ABA # 314970664
Attn: James Meintjes
Ref: FirstPlus Financial, Inc.

-------------------------------------------------------------------------------

TOTAL                                                $110,000,000         100%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                     SCHEDULE 4.1

                                ELIGIBILITY CONDITIONS


A.  ELIGIBLE-EQUITY LOAN.  An Equity Loan:

    1. Which, if it supports a Wet Borrowing, the applicable Wet Period has not expired.

    2.   Which is a conventional loan or FHA loan.

    3. Which complies with all applicable requirements for securitization under Borrower's current contracts with Banc One Capital
         Corporation, Bear Stearns & Co. Inc., Prudential Securities, Inc., and any other underwriters acceptable to Administrative Agent.

    4. The promissory note evidencing which (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to Administrative Agent, (b) has a maturity within 30 years of its origination, (c) is payable or endorsed (without restriction or limitation) to Borrower's order, (d) is endorsed in blank by Borrower, (e) is fully funded, and (f) is valid and enforceable without offset, counterclaim, defense, or right of recision or avoidance of any kind OTHER THAN for valid payments made on it and any exceptions to enforceability under Debtor Laws.

    5. For which no default in the payment of principal or interest or any other default has continued uncured for 60 days, no foreclosure or other similar proceedings have commenced, and no claim for any credit, allowance, or adjustment exists.

    6.   Which is secured by a mortgage, deed of trust, or trust deed that
         (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to Administrative Agent and (b) grants a first- or second-priority Lien on residential-real property described below that will be perfected upon recording.

    7. For which the underlying residential-real property (a) consists of land and (i) a one- to four-family dwelling, or (ii) a condominium unit that is ready for occupancy, (iii) a manufactured home unit, but not (iv) a mobile home, a co-op, or a multi-family dwelling for more than four families, (b) is, if required by Appraisal Laws, covered by an Appraisal, and (c) is insured against loss or damage by fire and all other hazards normally included in standard-extended-coverage insurance (including, without limitation, flood insurance if the property is in a federally-designated-flood plain) in accordance with the Collateral Documents for it and Borrower is named as a loss-payee for that insurance.

    8. The Collateral Documents for which (a) are delivered to Administrative Agent within 90 days after the date of the related promissory note, (b) are in compliance with all Governmental Requirements, (c) are otherwise in compliance with the requirements of the Loan Documents and otherwise in form and substance acceptable to Administrative Agent, and (d) are subject to no Liens other than Lender Liens and other Permitted Liens.

    9. Which has been held by Administrative Agent for 120 days or less, EXCEPT THAT this period may be extended to 180 days for any Equity Loan SO LONG AS any such extension is


                                                                  SCHEDULE 4.1
                                                                  ------------
         approved in writing by Administrative Agent. At any time, the total unpaid principal balance of Equity Loans subject to such extension (when added to Improvement Loans also subject to such extension) may never exceed 50% of the total Principal Debt outstanding.

   10.   Which has not -- and no Collateral Document for which has -- been
         (a) sold to an investor and repurchased by Borrower, (b) rejected by an investor, (c) delivered to an investor or any Person for it for more than the Shipping Period, or (d) delivered to Borrower for correction for more than the Correction Period.

   11. Which has been underwritten in accordance with Borrower's established underwriting policies as disclosed to Administrative Agent, and as those policies are amended or updated from time to time SO LONG AS any such updates or amendments are reasonably acceptable to Administrative Agent.

B.  ELIGIBLE-IMPROVEMENT LOAN.  An Improvement Loan:

    1. Which, if it supports a Wet Borrowing, the applicable Wet Period has not expired.

    2.   Which is a conventional loan or FHA loan.

    3. Which complies with all applicable requirements for securitization under Borrower's current contracts with Banc One Capital
         Corporation, Bear Stearns & Co. Inc., Prudential Securities, Inc., and any other underwriters acceptable to Administrative Agent.

    4. The promissory note evidencing which (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to Administrative Agent, (b) has a maturity within 30 years of its origination, (c) is payable or endorsed (without restriction or limitation) to Borrower's order, (d) is endorsed in blank by Borrower, (e) is fully funded, and (f) is valid and enforceable without offset, counterclaim, defense, or right of recision or avoidance of any kind OTHER THAN for valid payments made on it and any exceptions to enforceability under Debtor Laws.

    5. For which no default in the payment of principal or interest or any other default has continued uncured for 60 days, no foreclosure or other similar proceedings have commenced, and no claim for any credit, allowance, or adjustment exists.

    6. Which, unless the Improvement Loan is funded subject to the Unsecured Sublimit, is secured by a mortgage, deed of trust, or trust deed that (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to Administrative Agent and
         (b) grants a first- or second-priority Lien on residential-real property described below that will be perfected upon recording.

    7. For which the underlying residential-real property (a) consists of land and (i) a one- to four-family dwelling, or (ii) a condominium unit that is ready for occupancy, (iii) a manufactured home unit, but not (iv) a mobile home, a co-op, or a multi-family dwelling for more than four families, (b) is, if required by Appraisal Laws, covered by an Appraisal, and (c) is insured against loss or damage by fire and all other hazards normally included in standard-extended-coverage insurance (including, without limitation, flood


                                       2                          SCHEDULE 4.1
                                                                  ------------
         insurance if the property is in a federally-designated-flood plain) in accordance with the Collateral Documents for it and Borrower is named as a loss-payee for that insurance.

    8. The Collateral Documents for which (a) are delivered to Administrative Agent within 90 days after the date of the related promissory note, (b) are in compliance with all Governmental Requirements, (c) are otherwise in compliance with the requirements of the Loan Documents and otherwise in form and substance acceptable to Administrative Agent, and (d) are subject to no Liens other than Lender Liens and other Permitted Liens.

    9. Which has been held by Administrative Agent for 120 days or less, EXCEPT THAT this period may be extended to 180 days for any Improvement Loan SO LONG AS any such extension is approved in writing by Administrative Agent. At any time, the total unpaid principal balance of Improvement Loans subject to such extension (when added to Equity Loans also subject to such extension) may never exceed 50% of the total Principal Debt outstanding.

   10.   Which has not -- and no Collateral Document for which has -- been
         (a) sold to an investor and repurchased by Borrower, (b) rejected by an investor, (c) delivered to an investor or any Person for it for more than the Shipping Period, or (d) delivered to Borrower for correction for more than the Correction Period.

   11. Which has been underwritten in accordance with Borrower's established underwriting policies as disclosed to Administrative Agent, and as those policies are amended or updated from time to time so long as any such updates or amendments are reasonably acceptable to Administrative Agent.







                                       3                          SCHEDULE 4.1
                                                                  ------------

                                 SCHEDULE 4.2

                         BORROWING-BASE CALCULATIONS


A.  BORROWING BASE.  The amount equal to:

    1. For all Eligible-Pledged Loans, the lesser of (a) 100% of par (I.E. face amount of the related promissory notes) or (b) 97% of the LEAST of their:

        (i)  Acquisition price;

        (ii) At the sole discretion of Administrative Agent, Market Value;

    as reduced by the following matters:

    2. No more than the Wet Sublimit may be included for Pledged Loans supporting Wet Borrowings, and nothing may be included for any Pledged Loan supporting a Wet Borrowing upon the expiration of its applicable Wet Period; and

    3. No more than the Unsecured Sublimit may be included for Pledged Loans that are not secured by valid and perfected liens on residential-real estate.



                                                                  SCHEDULE 4.2
                                                                  ------------

                                  SCHEDULE 4.3

                             COLLATERAL PROCEDURES


A. MORTGAGE LOAN FOR DRY BORROWING. Delivery of a Pledged Loan to support a Dry Borrowing requires delivery to Administrative Agent of the following Collateral Documents -- each of which must be in form and substance satisfactory to Administrative Agent -- in the following manner:

    1. A Collateral-Delivery Notice that, among other things, identifies the documents being delivered to Lender for that Dry Borrowing.

    2. The original promissory note evidencing the Pledged Loan, properly payable or endorsed to Borrower, and endorsed in blank by Borrower.

    3. Unless the Borrowing is made subject to the Unsecured Sublimit, an assignment from Borrower of the mortgage, deed of trust, or trust deed securing the Pledged Loan, executed in blank by Borrower, and in recordable form.

    4. Unless the Borrowing is made subject to the Unsecured Sublimit, a certified copy of each intervening assignment to Borrower of that mortgage, deed of trust, or trust deed sent for recording and copies of all previous-intervening assignments.

    5. Unless the Borrowing is made subject to the Unsecured Sublimit, a certified copy of that original mortgage, deed of trust, or trust deed sent for recording in the jurisdiction where the property is located.

    6. Unless Administrative Agent has initiated the wire transfer for originating the Pledged Pledged Loan, a copy of the check or wire verification evidencing that origination.

    7. A data-processing print-out reflecting that Pledged Loan's loan number, mortgagor, origination date, original amount, outstanding-principal balance, interest rate, type of loan, and requested advance amount.

    8. Any and all other files, documents, instruments, certificates, correspondence, or other records that are (a) requested by Administrative Agent and (b) deemed by Administrative Agent in its sole judgment to be necessary, appropriate, or desirable.

B. MORTGAGE LOAN FOR WET BORROWING. Delivery of a Pledged Loan to support a Wet Borrowing requires delivery to Administrative Agent of the following Collateral Documents -- each of which must be in form and substance satisfactory to Administrative Agent -- in the following manner:

    1. A Collateral-Delivery Notice that, among other things, identifies the documents that must be delivered to Administrative Agent before the expiration of the Wet Period for that Wet Borrowing.

    2. Unless Administrative Agent has approved a wire transfer initiated by Borrower for originating the Pledged Loan, EITHER (a) a copy of the check evidencing that origination OR


                                                                  SCHEDULE 4.3
                                                                  ------------

         (b) evidence that the check for that origination is held by a title company pending disbursement.

    3. A data-processing print-out reflecting that Pledged Loan's loan number, mortgagor, origination date, original amount, outstanding-principal balance, interest rate, type of loan, and requested advance amount.



                                       2                          SCHEDULE 4.3
                                                                  ------------

                                     EXHIBIT A-1

                                    WAREHOUSE NOTE


$__________________                                          October 17, 1996


     FOR VALUE RECEIVED, FIRSTPLUS FINANCIAL, INC., a Texas corporation ("MAKER"), promises to pay to the order of________________________ ("PAYEE") that portion of the principal amount of $____________ that may from time to time be disbursed and outstanding under this note TOGETHER WITH interest.

     This note is a "WAREHOUSE NOTE" under the Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") dated as of October 17, 1996, between Maker, Payee, certain other Lenders, Co-Agents, and Bank One, Texas, N.A., as Administrative Agent for Lenders. All of the defined terms in the Credit Agreement have the same meanings when used -- unless otherwise defined -- in this note.

     This note incorporates by reference the principal and interest payment terms in the Credit Agreement for this note, including, without limitation, the final maturity, which is the stated Termination Date. Principal and interest are payable to the holder of this note through Administrative Agent at EITHER (a) its offices at 1717 Main Street, Dallas, Texas 75201, OR (b) at any other address so designated by Administrative Agent in written notice to Maker.

     This note incorporates by reference all other provisions in the Credit Agreement applicable to this note -- such as provisions for disbursements of principal, applicable-interest rates before and after an Event of Default, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Maker and other obligors, assurances and security, choice of the Governmental Requirements of the State of Texas and the United States of America, usury savings, and other matters applicable to Loan Documents under the Credit Agreement.

                              FIRSTPLUS FINANCIAL, INC., as MAKER


                              By
                                ----------------------------------------------
                              (Name)
                                    ------------------------------------------
                              (Title)
                                     -----------------------------------------




                                                                  EXHIBIT A-1

                                     EXHIBIT A-2

                                      SWING NOTE


$________________                                           October 17, 1996


     FOR VALUE RECEIVED, FIRSTPLUS FINANCIAL, INC., a Texas corporation ("MAKER"), promises to pay to the order of BANK ONE, TEXAS, N.A. ("PAYEE") that portion of the principal amount of $50,000,000 that may from time to time be disbursed and outstanding under this note TOGETHER WITH interest.

     This note is a "SWING NOTE" under the Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") dated as of October 17, 1996, between Maker, Payee, certain other Lenders, Co-Agents, and Bank One, Texas, N.A., as Administrative Agent for Lenders. All of the defined terms in the Credit Agreement have the same meanings when used -- unless otherwise defined -- in this note.

     This note incorporates by reference the principal and interest payment terms in the Credit Agreement for this note, including, without limitation, the final maturity, which is the stated Termination Date. Principal and interest are payable to the holder of this note through Administrative Agent at EITHER (a) its offices at 1717 Main Street, Dallas, Texas 75201, OR (b) at any other address so designated by Administrative Agent in written notice to Maker.

     This note incorporates by reference all other provisions in the Credit Agreement applicable to this note -- such as provisions for disbursements of principal, applicable-interest rates before and after Event of Default, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Maker and other obligors, assurances and security, choice of the Governmental Requirements of the State of Texas and the United States of America, usury savings, and other matters applicable to Loan Documents under the Credit Agreement.

                              FIRSTPLUS FINANCIAL, INC., as MAKER


                              By
                                ----------------------------------------------
                              (Name)
                                    ------------------------------------------
                              (Title)
                                     -----------------------------------------






                                                                  EXHIBIT A-2

                                     EXHIBIT B-1

                                  SECURITY AGREEMENT


     THIS AGREEMENT is entered into as of October 17, 1996, between FIRSTPLUS FINANCIAL, INC., a Texas corporation ("DEBTOR"), certain Lenders, and BANK ONE, TEXAS, N.A., as Administrative Agent (in that capacity, "SECURED PARTY") for Lenders.

     Debtor, Lenders, Co-Agents, and Administrative Agent have entered into the Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") dated as of October 17, 1996. As a continuing inducement to the Lenders to extend credit to Debtor under the Credit Agreement -- and as a condition precedent to that credit -- Debtor is executing and delivering this agreement to Secured Party for the benefit of Lenders.

     ACCORDINGLY, for adequate and sufficient consideration, Debtor agrees with Secured Party for the benefit of Lenders as follows:

SECTION 1. DEFINITIONS AND REFERENCES. Unless stated otherwise, (a) terms defined in the Credit Agreement or the UCC have the same meanings when used in this agreement, and (b) to the extent permitted by a Governmental Requirement, if in conflict (i) the definition of a term in the Credit Agreement controls over the definition of that term in the UCC, and (ii) the definition of a term in ARTICLE 9 of the UCC controls over the definition of that term elsewhere in the UCC.

     COLLATERAL is defined in SECTION 2.2 of this agreement.

     DEBTOR is defined in the preamble to this agreement and includes, without limitation, Debtor, Debtor as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for Debtor or for substantially all of Debtor's assets under any Debtor Law.

     OBLIGOR means any Person obligated with respect to any Collateral (whether as an account debtor, obligor on an instrument, issuer of securities, or otherwise).

     SECURED PARTY is defined in the preamble to this agreement and includes its successor appointed and acting as ADMINISTRATIVE AGENT for Lenders under the Loan Documents.

     SECURITY INTEREST means the security interest granted and the pledge and assignment made under SECTION 2.1 of this agreement, which is a Lender Lien under the Credit Agreement.

SECTION 2. SECURITY INTEREST AND COLLATERAL.

     2.1 SECURITY INTEREST. To secure the prompt, unconditional, and complete payment and performance of the Obligation when due, Debtor grants to Secured Party a security interest in the Collateral and pledges and collaterally assigns that Collateral to Secured Party, all upon and subject to the terms and conditions of this agreement. The grant of the Security Interest does not subject the Secured Party or any Lender to the terms of any Collateral Document or in any way transfer, modify, or otherwise affect (a) any of Debtor's obligations with respect to any Collateral or (b) the Lender Liens under the Credit Agreement.

                                                                  EXHIBIT B-1

     2.2 COLLATERAL. As used in this agreement, the term "COLLATERAL" means the present and future items and types of property described below, whether now owned or acquired in the future by Debtor. This description of Collateral does not permit any action prohibited by any Loan Document.

     - Equity Loans and Improvement Loans from time to time identified to Secured Party as Collateral.

     - All Collateral Documents in any way related to any Equity Loans and Improvement Loans identified as Collateral -- including, without limitation, all promissory notes evidencing, and all mortgages, deeds of trust, or trust deeds securing, those Equity Loans and Improvement Loans -- whether deposited with or held by or for Secured Party under this agreement, identified by Debtor as Collateral for a Wet Borrowing, or otherwise.

     - Private-mortgage insurance (including, without limitation, all commitments to issue any such insurance) covering -- and all commitments issued by FHA to insure -- any Equity Loans and Improvement Loans identified as Collateral.

     - Security of any kind pledged by a mortgagor for any Equity Loan or Improvement Loan identified as Collateral.

     - Casualty insurance assigned to Debtor in connection with any Equity Loan or Improvement Loan identified as Collateral.

     - Any Collateral otherwise described in this agreement that may from time to time be delivered (a) to an investor under SECTION 4.5 of the Credit Agreement until purchased and paid for by that investor or (b) for correction under SECTION 4.6 of the Credit Agreement.

     - The Funding Account and Settlement Account and all amounts deposited in them or represented by them.

     - All present and future Hedge Contracts and other investments related to any other Collateral.

     - Personal property, contract rights, accounts, and general intangibles of any kind whatsoever relating to any Collateral.

     - All files, surveys, certificates, correspondence, appraisals, tapes, discs, cards, accounting records, and other information and data of Debtor relating to any Collateral -- including, without limitation, all information, data, tapes, discs, and cards necessary to administer and service any Equity Loan or Improvement Loan identified as Collateral.

     - Cash and noncash proceeds of any Collateral, including, without limitation, all proceeds and payments due from FHA with respect to Title I Insured loans.





                                     2                            EXHIBIT B-1

SECTION 3. REPRESENTATIONS AND WARRANTIES. By entering into this agreement, and by each subsequent delivery of additional Collateral under this agreement, Debtor reaffirms the representations and warranties contained in the Credit Agreement. Debtor further represents and warrants to Secured Party as follows:

     3.1 CONCERNING THE COLLATERAL. All Collateral (a) is genuine and in all respects what it purports to be, (b) is the legal, valid, and binding obligation of each Obligor (EXCEPT as enforceability may be limited by Debtor
Laws), (c) is free from any claim for credit, deduction, or allowance of any Obligor and free from any defense, dispute, setoff, or counterclaim (other than for payments made in respect of it), (d) if an Equity Loan or Improvement Loan, was originated and is in compliance with all Governmental Requirements, and (e) conforms to the applicable requirements of eligibility under SCHEDULE
4.1 to the Credit Agreement.

     3.2 OWNERSHIP AND PRIORITY. Debtor has full legal and beneficial ownership of all Collateral, free and clear of all Liens EXCEPT Permitted Liens.

     3.3 CREATION AND PERFECTION. The Security Interest is created and perfected on (a) each promissory note that evidences an Equity Loan or Improvement Loan identified as Collateral and that is delivered to Secured Party, (b) each promissory note that evidences an Equity Loan or Improvement Loan identified by Debtor to Secured Party as supporting a Wet Borrowing for 21 days after the Borrowing Date for that Borrowing, (c) all Collateral shipped to an investor under SECTION 4.5 of the Credit Agreement (and the Security Interest continues to be perfected until Secured Party receives payment for such Collateral), (d) all Collateral shipped to Debtor for correction under SECTION 4.6 of the Credit Agreement (and the Security Interest continues to be perfected for 21 days after that shipment), and (e) all other Collateral upon the filing of the financing statements contemplated by the Credit Agreement.

SECTION 4. COVENANTS. Until all commitments by Lenders to extend credit under the Credit Agreement have been canceled or terminated and the Obligation is fully paid and performed, Debtor covenants and agrees with Secured Party as follows:

     4.1 CONCERNING THE COLLATERAL. Debtor (a) shall fully perform all of its duties under and in connection with each transaction to which any Collateral relates, (b) shall promptly notify Secured Party about any change in any fact or circumstances represented or warranted by Debtor about any Collateral, (c) shall promptly notify Secured Party of any claim, action, or proceeding affecting title to any Collateral or the Security Interest and, at Secured Party's request and Debtor's expense, appear in and defend that action or proceeding, (d) shall hold in trust for Secured Party all Collateral not delivered to Secured Party (without excusing any failure to deliver Collateral Documents to Secured Party as required by this agreement) and mark that Collateral on Debtor's records that it is subject to the Security Interest (but the failure to do so does not impair the Security Interest or its priority), (e) other than collections under SECTION 4.3 below, Debtor shall pay and deliver to Secured Party all items and types of property into which any Collateral may be converted (all of which is subject to the Security Interest) and properly endorse, assign, or take such other action as Secured Party may request in order to maintain and continue the Security Interest in that property, and (f) may not compromise, extend, release, or adjust payments on any Collateral, accept a conveyance of mortgaged property in full or partial satisfaction of any Collateral, or release any mortgage, deed of trust, or trust deed securing or underlying any Collateral.

     4.2 INSURANCE. Debtor shall keep the Collateral fully insured in the amounts, against the risks, and with insurers as may be approved by Secured Party, with loss payable to Secured Party as its interest (on behalf of Lenders) may appear.

                                     3                            EXHIBIT B-1

     4.3 COLLECTIONS. Debtor shall, at its sole cost and expense, whether requested to by Secured Party or in the absence of such a request, take all actions reasonably necessary, to obtain payment, when due and payable, of all amounts due or to become due from Obligors with respect to any Collateral. Debtor may not agree to any rebate, refund, compromise, or extension with respect to any Collateral or accept any prepayment on account of any Collateral.

           (a) NO EVENT OF DEFAULT. While no Event of Default exists, Debtor shall make all of those collections, shall maintain such escrow accounts and otherwise comply with the servicing agreements to which it is a party or subject, and may otherwise retain and use the proceeds of those collections in the ordinary course of its business.

           (b) EVENT OF DEFAULT. While an Event of Default exists, and upon the request of Secured Party, Debtor shall (i) notify and direct each Obligor to make payments on the Collateral to Secured Party for deposit into such accounts as it may designate so as to be held as Collateral under this agreement and (ii) otherwise turn over to Secured Party, in the form received and with any necessary endorsements, all payments it receives in respect of any Collateral for deposit into such accounts as Secured Party may designate to be held as Collateral under this agreement. Secured Party may at any time apply any amounts in those accounts as a payment of the Obligation, OTHER THAN mortgage escrow payments that are deposited into escrow accounts in accordance with the applicable servicing contract.

     4.4 CONCERNING DEBTOR. Without first giving Secured Party 30 days notice (or fewer if agreed to in writing by Secured Party) of the intention to do any of the following and performing such acts and executing and delivering to Secured Party such additional documents as Secured Party requests in order to continue or maintain the existence and priority of the Security Interest, Debtor may not (a) use or transact business under any corporate, assumed, or trade name, EXCEPT as represented in the Credit Agreement, (b) relocate its chief executive offices or principal place of business, or (c) move or surrender possession of its books and records regarding the Collateral.

SECTION 5. EVENT OF DEFAULT AND REMEDIES. If an Event of Default exists, then Secured Party may, at its election (but subject to the terms and conditions of the Credit Agreement), exercise any and all Rights available to a secured party under the UCC, in addition to any and all other Rights afforded by the Loan Documents, at law, in equity, or otherwise, including, without limitation (a) requiring Debtor to assemble all or part of the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Debtor and Secured Party,
(b) surrendering any policies of insurance on all or part of the Collateral and receiving and applying the unearned premiums as a credit on the Obligation, (c) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and Debtor hereby consents to any such appointment), and (d) applying to the Obligation any cash held by Secured Party or any Lender under the Loan Documents.

     5.1 NOTICE. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other Person entitled to notice under the UCC. If any Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. Notice sent or given not less than five calendar days before the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this section.

                                     4                            EXHIBIT B-1

     5.2 APPLICATION OF PROCEEDS. Secured Party shall apply the proceeds of any sale or other disposition of the Collateral under this SECTION 5 in the order and manner specified in SECTION 3.5 of the Credit Agreement. Any surplus remaining shall be delivered to Debtor or as a court of competent jurisdiction may direct. If the proceeds are insufficient to pay the Obligation in full, Debtor remains liable for any deficiency.

SECTION 6.  OTHER RIGHTS.

     6.1 PERFORMANCE. If Debtor fails to pay when due all Taxes on any of the Collateral, or to preserve the priority of the Security Interest in any of the Collateral, or to keep the Collateral insured as required by this agreement, or otherwise fail to perform any of its obligations under any Loan Documents or Collateral Documents with respect to the Collateral, then Secured Party may, at its option, but without being required to do so, pay such Taxes, prosecute or defend any suits in relation to the Collateral, or insure and keep insured the Collateral in any amount deemed appropriate by Secured Party, or take all other action which Debtor is required, but has failed or refused, to take under the Loan Documents or Collateral Documents. Any sum which may be expended or paid by Secured Party under this section (including, without limitation, court costs and attorneys' fees) shall bear interest from the dates of expenditure or payment at the Default Rate until paid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and is part of the Obligation.

     6.2  COLLECTION.

          (a) ACTIONS. When Secured Party is entitled under SECTION 4.3 above to make collection on any Collateral, it may in its own name or in the name of Debtor (i) compromise or extend the time of payment with respect to any Collateral for such amounts and upon such terms as Secured Party may determine, (ii) demand, collect, receive, receipt for, sue for, compound, and give acquittance for any and all amounts due or to become due with respect to Collateral, (iii) take control of cash and other proceeds of any Collateral, (iv) endorse Debtor's name on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into Secured Party's possession, (v) sign Debtor's name on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral and on notices to Obligors making payment with respect to Collateral, (vi) send requests for verification of obligations to any Obligor, (vii) do all other acts and things necessary to carry out the intent of this agreement, and (viii) authorize any servicer in respect of any Collateral to do any one or more of the foregoing on Secured
     Party's behalf.

          (b) OTHER MATTERS. If any Obligor fails or refuses to make payment on any Collateral when due, Secured Party is authorized, in its sole discretion, either in its name or in Debtor's name, to take such action as Secured Party deems appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. Regardless of any other provision, however, Secured Party is never liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral and is not under any duty whatever to anyone except Debtor to account for funds that it actually receives. Without limiting the generality of the foregoing, Secured Party has no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any Collateral, or for informing Debtor with respect to any of such matters (irrespective of whether Secured Party actually has, or may be deemed to have, knowledge thereof). Secured


                                       5                             EXHIBIT B-1

     Party's receipt to any Obligor is a full and complete release, discharge, and acquittance to that Obligor, to the extent of any amount so paid to Secured Party.

     6.5  POWER OF ATTORNEY.  Debtor irrevocably appoints Secured Party
-- acting on behalf of Lenders -- as its attorney-in-fact (with full power of substitution) for, on behalf, and in the name of Debtor to (a) endorse and deliver to any Person any check, instrument, or other document received by Secured Party or any Lender that represents payment in respect of any Collateral, (b) prepare, complete, execute, deliver, and record any assignment of any mortgage, deed of trust, or trust deed securing any Collateral, (c) endorse and deliver or otherwise transfer any promissory note evidencing any Collateral and do every other thing necessary or desirable to effect transfer of all or any Collateral, (d) take all necessary and appropriate action with respect to any Obligation or any Collateral, (e) commence, prosecute, settle, discontinue, defend, or otherwise dispose of any claim relating to any Collateral, and (f) sign that Debtor's name wherever appropriate to effect the performance of this agreement and the Credit Agreement. This section shall be liberally, not restrictively, construed to give the greatest latitude to Secured Party's power as the Debtor's attorney-in-fact to collect, sell, and deliver any Collateral and all other documents relating to it. The powers and authorities conferred on Secured Party in this section (w) are discretionary and not obligatory on the part of Secured Party, (x) may be exercised by Secured Party through any Person who, at the time of the execution of a particular document, is an officer of Secured Party, (y) may not be exercised by Secured Party unless an Event of Default exists, and (z) is granted for a valuable consideration, coupled with an interest, and irrevocable until -- and all Persons dealing with Secured Party, any of its officers acting under this section, or any substitute are fully protected in treating the powers and authorities conferred by this section as existing and continuing in full force and effect until advised by Secured Party that -- all commitments under the Credit Agreement to extend credit under this agreement have been terminated or canceled and the Obligation is fully paid and performed.

SECTION 7.  MISCELLANEOUS.

     7.1 MISCELLANEOUS. Because this agreement is a "LOAN DOCUMENT" referred to in the Credit Agreement, the provisions relating to Loan Documents in SECTIONS 1 AND 12 of the Credit Agreement are incorporated into this agreement by reference the same as if included in this agreement verbatim.

     7.2 TERM. This agreement terminates upon full payment and performance of the Obligation. No Obligor is ever obligated to make inquiry of the termination of this agreement but is fully protected in making any payments on the Collateral directly to Secured Party.

     7.3 MATTERS NOT RELEVANT. The Security Interest, Debtor's obligations, and Secured Party's and Lenders' Rights under this agreement are not released, diminished, impaired, or adversely affected by any one or more of the following: (a) Secured Party's or any Lender taking or accepting any additional -- or any release, surrender, exchange, subordination, or loss of any other -- guaranty, assurance, or security for any of the Obligation; (b) any full or partial release of any other Person obligated on any of the Obligation; (c) the modification or assignment of -- or waiver of compliance with -- any other Loan Document; (d) any present or future insolvency, bankruptcy, or lack of corporate, partnership, or trust power of any other Person obligated on any of the Obligation; (e) any renewal, extension, or rearrangement of any of the Obligation, or any adjustment, indulgence, forbearance, or compromise granted to any Person obligated on any of the Obligation; (f) any Person's neglect, delay, omission, failure, or refusal to take or prosecute any action in connection with any of the Obligation; (g) any existing or future affect, claim, or defense (OTHER THAN the defense of full and final payment of the Obligation) of Debtor or any other Person against Secured Party or any Lender; (h) the unenforceability of any of the Obligation against any Person obligated or any of the Obligation because it exceeds the amount permitted


                                       6                             EXHIBIT B-1
by any Governmental Requirement, the act of creating it is ULTRA VIRES, or the officers, partners, or trustees creating it exceeded their authority or violated their fiduciary duties, or otherwise; (i) any payment of the Obligation is held to constitute a preference under any Debtor Law or for any other reason Secured Party or any Lender is required to refund any payment or make payment to another Person; or (j) any Person's failure to notify Debtor, Secured Party, or any Lender of their acceptance of this agreement or any Person's failure to notify Debtor about the foregoing events or occurrences, and Debtor waives any notice of any kind under any circumstances whatsoever with respect to this agreement or any of the Obligation OTHER THAN as specifically provided in this agreement.

     7.4 WAIVERS. Except to the extent expressly otherwise provided in the Loan Documents, Debtor waives (a) any Right to require Secured Party or any Lender to proceed against any other Person, to exhaust its Rights in the Collateral, or to pursue any other Right which Secured Party or any Lender may have, and (b) all Rights of marshaling in respect of the Collateral.

     7.5 FINANCING STATEMENT. Secured Party may, at any time, file this agreement or a carbon, photographic, or other reproduction of this agreement as a financing statement, but Secured Party's failure to do so does not impair the validity or enforceability of this agreement.

     7.6 PARTIES. This agreement binds and inures to Debtor, Secured Party, and each Lender, and their respective successors and permitted assigns. Only those Persons may rely or raise any defense about this agreement.

          (a) ASSIGNMENTS. Debtor may not assign any Rights or obligations under this agreement without first obtaining the written consent of Secured Party and all Lenders. Secured Party's Rights under this agreement may be assigned to any successor agent appointed under the Credit Agreement. Any Lender may assign, pledge, and otherwise transfer all or any of its Rights under this agreement to any participant or transferee permitted by the Credit Agreement.

          (b) SECURED PARTY. Secured Party is the agent for each Lender. Secured Party may, without the joinder of any Lender, exercise any Rights in favor of any of them under this agreement. The Rights of Secured Party and Lenders VIS-A-VIS each other may be subject to other agreements between them. Neither Debtor nor its successors or permitted assigns need to inquire about any such agreement or be subject to the terms of it unless they join in it and, therefore, are not entitled to the benefits of any such agreement or entitled to rely upon or raise as a defense the failure of any party to comply with it.

     7.9 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                                       7                             EXHIBIT B-1

     EXECUTED as of the date first stated above.

FIRSTPLUS FINANCIAL, INC.,                       BANK ONE, TEXAS, N.A.,
as DEBTOR                                        as SECURED PARTY



By _____________________________               By _____________________________
(Name) _________________________               (Name) _________________________
(Title) ________________________               (Title) ________________________




                                       8                             EXHIBIT B-1

THIS DOCUMENT                                           Haynes and Boone, L.L.P.
PREPARED BY AND WHEN                                 901 Main Street, Suite 3100
FILED RETURN TO:                                             Dallas, Texas 75202
                                                       Attention:  Brett H. Todd

                                     EXHIBIT B-2

                                 FINANCING STATEMENT

              THIS FINANCING STATEMENT IS PRESENTED TO A FILING OFFICER
                    FOR FILING UNDER THE UNIFORM COMMERCIAL CODE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DEBTOR'S NAME AND MAILING ADDRESS:          FIRSTPLUS FINANCIAL, INC.
                                            1250 W. Mockingbird Lane
                                            Dallas, Texas  75247-4902
--------------------------------------------------------------------------------
SECURED PARTY'S NAME AND MAILING            Bank One, Texas, N.A., Agent
ADDRESS:                                    1717 Main Street - Fourth Floor
                                            Dallas, Texas  75201
--------------------------------------------------------------------------------
FOR FILING OFFICER:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



  THIS FINANCING STATEMENT COVERS THE FOLLOWING PRESENT AND FUTURE TYPES AND
   ITEMS OF PROPERTY AND INTERESTS, WHETHER NOW OWNED OR ACQUIRED IN THE
                              FUTURE BY DEBTOR
                             (THE "COLLATERAL"):

Terms defined on SCHEDULE 1 attached to this financing statement have the same meanings when used below:

     - Equity Loans and Improvement Loans from time to time identified to Secured Party as Collateral.

     - All Collateral Documents in any way related to any Equity Loans and Improvement Loans identified as Collateral -- including, without limitation, all promissory notes evidencing, and all mortgages, deeds of trust, or trust deeds securing, those Equity Loans and Improvement Loans -- whether deposited with or held by or for Secured Party under this agreement, identified by Debtor as Collateral for a Wet Borrowing, or otherwise.

     - Private-mortgage insurance (including, without limitation, all commitments to issue any such insurance) covering -- and all commitments issued by FHA to insure -- any Equity Loans and Improvement Loans identified as Collateral.

     - Security of any kind pledged by a mortgagor for any Equity Loan or Improvement Loan identified as Collateral.

     - Casualty insurance assigned to Debtor in connection with any Equity Loan or Improvement Loan identified as Collateral.

     - Any Collateral otherwise described in this agreement that may from time to time be delivered (a) to an investor under SECTION 4.5 of the Credit Agreement until purchased and paid for by that investor or (b) for correction under SECTION 4.6 of the Credit Agreement.

     - The Funding Account and Settlement Account and all amounts deposited in them or represented by them.

     - All present and future hedge contracts and investments related to any other Collateral.


                                                                     EXHIBIT B-2

     - Personal property, contract rights, accounts, and general intangibles of any kind whatsoever relating to any Collateral.

     - All files, surveys, certificates, correspondence, appraisals, tapes, discs, cards, accounting records, and other information and data of Debtor relating to any Collateral -- including, without limitation, all information, data, tapes, discs, and cards necessary to administer and service any Equity Loan or Improvement Loan identified as Collateral.

     - Cash and noncash proceeds of any Collateral, including, without limitation, all proceeds and payments due from FHA with respect to Title I Insured loans.


DEBTOR:                             SECURED PARTY:

FIRSTPLUS FINANCIAL, INC.            BANK ONE, TEXAS, N.A., as Agent for Lenders

By _____________________________     By _____________________________
(Name) _________________________     (Name) _________________________
(Title) ________________________     (Title) ________________________




                                       2                             EXHIBIT B-2